SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X ]  Preliminary Proxy Statement
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                     SOLUTIONS INCORPORATED
        (Name of Registrant as Specified In Its Charter)

                     SOLUTIONS INCORPORATED
           (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(j)(2).
[  ] $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-(6)(i)(3).
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies: ________________________________________________
     2) Aggregate number of securities to which transaction applies: ________________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: _/
     __________________________________________________________
     4)  Proposed maximum aggregate value of transaction:
     __________________________________________________________
_/ Set forth the amount on which the filing fee is calculated and state how it was determined.
[  ] Check box if any part of the fee is offset as provided by
     Exchange Act Rule 0-11(a)(2) and identify the filing for which the off setting fee was paid previously. Identify the previous filings by registration statement number, or the Form or Schedule and the date of its filing.
      1)    Amount Previously Paid:
            $0.00
      2)    Form, Schedule or Registration Statement No.:
            SEC File No. 0-24512
      3)    Filing Party:
            Solutions Incorporated
      4)    Date Filed:
            May ___, 1996

                     SOLUTIONS INCORPORATED
                     (a Nevada corporation)


              Notice of Special Shareholder Meeting

                               and

                         Proxy Statement

                            CONTENTS

Letter from the Chairman......................................  3

Notice of Special Shareholder Meeting.........................  4

Proxy Statement...............................................  6

*  Share Exchange Agreement and Plan of Reorganization........  8
     Proposed Terms of Acquisition............................ 10
     Allocation of Shares..................................... 10
     Material Risk Factors.................................... 11
     Suarro Communications,Inc.-Description of Business....... 15
     Directors and Executive Officers of Suarro............... 25
     Financial Statements of Suarro........................... 28

*    Proposed Amendments to Articles of Incorporation Regarding
     Increasing the Authorized Capital and Changing the Name of
     Company.................................................  32

Rights of Dissenting Shareholders............................  33

Other Matters................................................  35




*  To be voted on at meeting












              Every Shareholder's Vote Is Important
             Please Complete, Sign, Date and Return
                         Your Proxy Form

                     SOLUTIONS INCORPORATED
                      #6 Venture, Suite 207
                    Irvine, California 92718




              , 1996



Dear Shareholder:

     You are invited to attend the special meeting of shareholders
of Solutions Incorporated, to be held on            , 1996 in
Irvine, California.

     The Special Meeting will begin with a discussion and voting of the matters set forth in the accompanying Notice of Special Meeting and Proxy Statement and on other business matters properly brought before the meeting.

     Whether or not you plan to attend, you can be sure your shares are represented at the meeting by promptly completing, signing, dating and returning your proxy form in the enclosed envelope.

                                Cordially,



                                Randel C. Sherwood,
                                President and Chairman
                                of the Board

                     SOLUTIONS INCORPORATED


            NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                 TO BE HELD               , 1996


To The Shareholders Of
SOLUTIONS INCORPORATED:


     Please take notice that a Special Meeting of Shareholders of Solutions Incorporated will be held at the principal offices of the Company, #6 Venture, Ste. 207, Irvine, California, on ________,
          , 1996 at 11:00 A.M. to consider and vote on the following matters:

     1. To consider and act upon a proposal to ratify a Share Exchange Agreement and Plan of Reorganization providing for the acquisition of all of the issued and outstanding common shares of Suarro Communications, Inc. ("SCI"), the terms of which are more fully described in the accompanying Proxy Statement;

     2. To consider and act upon a proposal to approve two amendments to the Articles of Incorporation, including
         (i) changing the name of the Company from Solutions Incorporated to Suarro Communications, Inc. and
         (ii) increasing the number of common shares authorized for issuance from 1,000,000 common shares, $.001 par value, to 20,000,000 common shares, $.001 par value and authorizing 1,000,000 preferred shares, no par value per share;

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     April 25, 1996 has been fixed as the record date of the shareholders entitled to vote at the meeting and only holders of shares of common stock of record at the close of business on that day will be entitled to vote. The stock transfer books will not be closed.

     All shareholders are cordially invited to attend the meeting. To insure your representation at the meeting, please complete and promptly mail your proxy, which is solicited by the Board of

Directors, in the return envelope provided. This will not prevent you from voting in person, should you so desire, but will help to secure a quorum and avoid added solicitation costs.

                           By Order of the Board of Directors



                           Suzanne R. Johnson, Secretary


Dated: June ___, 1996


     Please date and sign the accompanying Proxy Card and mail it promptly in the enclosed envelope.

                     SOLUTIONS INCORPORATED
                      #6 Venture, Ste. 207
                    Irvine, California 92718

           PRELIMINARY COPY - FOR THE INFORMATION OF
          THE SECURITIES AND EXCHANGE COMMISSION ONLY.


                         PROXY STATEMENT

              FOR A SPECIAL MEETING OF SHAREHOLDERS
                  To Be Held             , 1996

     This Proxy Statement is furnished to Shareholders in connection with the proposals to approve a Share Exchange Agreement and Plan of Reorganization provided for acquisition of all of the issued and outstanding common stock of Suarro Communications, Inc., ("SCI"), to amend the Company's Articles of Incorporation, changing the name of the Company to "Suarro Communications, Inc." and increasing the number of common shares authorized for issuance from 1,000,000 common shares, $.001 par value, to 20,000,000 common shares, $.001 par value and authorizing 1,000,000 preferred shares, no par value per share.

                             GENERAL

     This Proxy Statement is being mailed to Shareholders on or
about             , 1996, and is furnished in connection with the
solicitation by the Board of Directors of SOLUTIONS INCORPORATED (the "Company"), of proxies in the enclosed form to be used and the Special Meeting of Shareholders of the Company, to be held
, 1996 and any adjournment or adjournments thereof. However, if it appears to the Company's Board of Directors that there is no shareholder opposition to the Proposals presented herein, the Company may not hold a formal meeting of shareholders, but will obtain the consent of a majority of the Company's shareholders pursuant to the laws of the state of Nevada.

     The form of proxy accompanying this Proxy Statement and the persons named therein as proxies have been approved by the Board of Directors of the Company. Any proxy given pursuant to this solicitation is revocable at any time prior to the exercise thereof by filing with the Secretary of the Company written notice revoking it or a duly executed proxy bearing a later date and the person executing the same, if in attendance at the meeting, may vote in person instead of by proxy. When proxies in the form accompanying this Proxy Statement are returned properly executed, the shares represented thereby will be voted as indicated therein and in this Proxy Statement, and where a choice has been specified by the shareholder on the proxy, the shares will be voted in accordance with the specifications so made. Additional solicitations may be made by telephone and personal contact by the Company's directors and officers, for which no compensation shall be paid other than their regular salary (if any). The expense of solicitation of proxies, including the cost of preparing, assembling and mailing the material submitted herewith, will be paid from the funds of the Company.

     Matters to be considered and acted upon at the meeting are set forth in the Notice of Special Meeting accompanying this Proxy
Statement and are more fully outlined herein.

                          VOTING RIGHTS

      Shareholders of record at the close of business on April 25, 1996 are entitled to vote at this meeting. On that date, the Company had issued and outstanding 50,000 shares of its Common Stock, par value $.001 per share. There were no other voting securities issued and outstanding. A majority of the outstanding shares will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposed of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Holders of the issued and outstanding Common Shares are entitled to one vote for each share held by them.

                     PRINCIPAL SHAREHOLDERS

     Under Section 13(d) of the Securities Exchange Act of 1934, a beneficial owner of a security is any person who directly or indirectly has or shares voting or investment power over such security. The following are the holders which are known by the Company to own beneficially more than 5% of any class of its voting shares as of April 25, 1996, the record date:


Name and Address       Amount and Nature of   Per Cent
of Beneficial Owner    Beneficial Ownership   of Class
___________________    _____________________  _________

Randel C. Sherwood        12,500 shares          25%
6110 Jacaranda Ln.
Yorba Linda, CA 92687

Suzanne R. Johnson        10,000 shares          20%
R.R. #1, Box 2790
Plainsfield, VT 05667

Kenneth L. Kisner         10,000 shares          20%
508 S. Montezuma
Prescott, AZ  86301

All Officers and         325,000 shares          65%
Directors as a
Group (three persons)


     The shareholders listed above represent all of the Company's officers and directors. Each shareholder has indicated that he or she intends to vote in favor of all of the Proposals submitted herein. Therefore, approval of the two Proposals included herein is assured.

PROPOSAL 1: SHARE EXCHANGE AGREEMENT AND PLAN OF REORGANIZATION

     The Company has been in the developmental stage since inception and has undertaken no business operations to date. Other than issuing shares to its original shareholders, the Company has never commenced any operational activities. As such, the Company can be defined as a "shell" company, who's sole purpose at this time is to locate and consummate a merger or acquisition with a private entity, in order that the shareholders of the Company may benefit from increased liquidity in their respective securities holdings in the Company. Relevant thereto, the Company's Board of Directors has unanimously approved, on behalf of the Company, terms of a Share Exchange Agreement and Plan of Reorganization (the "SCI Agreement"), with the Suarro Communications, Inc. ("SCI"), a privately-held company organized in accordance with the laws of the State of Texas.

     In March 1996, representatives of management of SCI contacted legal counsel to the Company, seeking to merge with a public vehicle. SCI had indicated that it was interested in effecting a reorganization with an entity that was a reporting company under the Securities and Exchange Act of 1934, as amended, in order to access the public capital markets to implement its contemplated business plans. Counsel to the

Company, being aware of the Company's status as a "shell" company with a need to find a private entity with which to merge, approached management to discuss the possibility of their interest in a merger transaction. Thereafter, the Company and SCI, through their respective management and counsel for the Company, conducted a preliminary review of the business prospects, management, corporate standing, financial condition and other relevant matters with respect to the Company and SCI. During this time, management of the Company also discussed the proposed transaction with all or a significant number of the Company's present shareholders in order to obtain input into the proposed change in the Company's business and provide assurances that the shareholders would support the transaction relevant herein. The representative of the Company during this process included Mr. Sherwood, the Company's President and the Company's legal counsel; representatives of SCI included Mr. McAuliffe, its President. On April 25, 1996, and as amended in May 1996, the Company's Board of Directors unanimously approved the general terms of the SCI transaction, authorized the execution of the letter of intent and amendments thereto with SCI, calling for a special meeting of shareholders, establishing the agenda therefore and other relevant matters. The agreement provides, among other things, for the Company to amend its Articles of Incorporation to increase its authorized capital to 20,000,000 common shares, par value $0.001 per share and 1,000,000 preferred shares, no par value per share, undertake a forward split of its issued and outstanding common stock wherein twenty (20) shares of common stock will be issued in exchange for each common share and thereafter, issue up to 5,200,000 shares of its "restricted" common stock (post forward split) in exchange for all of the issued and outstanding common shares of SCI, representing 300,000 common shares. The balance of the terms of the letter of intent included various representations by the two companies, including their respective capitalization, authority to undertake the proposed transaction, terms relevant to closing of the proposed transaction and other miscellaneous matters. On May ___, 1996, the Company filed a Form 8-K with the Securities and Exchange Commission ("SEC"), advising of the execution of the Letter of Intent. The disclosure included in the aforementioned Form 8-K is hereby incorporated by reference as if set forth herein.

     The purpose of Proposal 1 is to obtain approval of the terms of the SCI Agreement with SCI described herein. The Company believes that the acquisition will be a non-taxable event which will not result in any adverse tax consequences, either to the Company or to its shareholders. A description of SCI's history, business plan and financial information is included hereinbelow.

     The principal reason for accepting the terms of the SCI Agreement is to permit application of the Company as a public vehicle to what management of the Company believes to be the strong, viable business potential provided by SCI and its management. Management was attracted to SCI because of what the Company's Board of Directors viewed as the timely product and the type of business engaged by SCI and the potential for SCI's growth, as well as the potential opportunity to provide liquidity for the Company's shareholders.

Proposed Terms of Acquisition

     The Company presently has 50,000 common shares issued and outstanding. Under the proposed SCI Agreement, the Company would issue 5,200,000 "restricted" common shares to the shareholders of SCI (post forward split), in exchange for 300,000 common shares of SCI, which number represents all of the issued and outstanding shares of SCI.

Allocation of Shares of the Company

     The number of shares of the Company's common stock to be issued for the shares of SCI was determined initially by arms-length negotiations between the two parties. Among the principal factors considered by the Board of Directors of the companies in determining the number of shares to be issued were each company's respective cash, assets and liabilities and the arbitrary value placed upon the Company in these negotiations for being a public reporting company. Other considerations relevant to SCI were available technical and managerial resources; prospects for the future; nature of present and expected competition; and the potential for growth or expansion; the potential for profit; the perceived public recognition of acceptance of products, services, or trades; name identification and other relevant factors, as well as the necessity in managements' view to structure a reorganization without incurring negative tax consequences.
Based upon the foregoing factors, if the proposed reorganization described herein is consummated, the Company's shareholders will hold nineteen percent (19%) of the common stock outstanding and the SCI shareholders will hold eighty one percent (81%) of the common stock outstanding in the post-reorganization Company. The Company's shareholders will accordingly hold nineteen percent (19%) of the votes for the election of the Board of Directors and other corporate matters to which shareholders are entitled to vote and the SCI shareholders will hold eighty one percent (81%) of such votes. It is anticipated that SCI will represent one hundred percent (100%) of the post-reorganization Company's revenue, income, if any, and assets.

Material Risk Factors

     Following are various potential risk factors which the shareholders of the Company should consider which may exist relevant to the successful consummation of the SCI transaction.

     1.  Suarro Communications, Inc.

     a. Going Concern. In the event SCI cannot obtain other financing, this may impact its ability to continue as a going concern. SCI's financial statements included in this Proxy Statement have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The financial statements do not include any adjustment that might result from the outcome of this uncertainty.

     b. Development Stage Company. SCI is a development stage enterprise and has generated no revenues to date. The founders and principal shareholders of SCI have undertaken the development of the proprietary software and limited marketing of SCI's "Annual Reports On-Line" (herein "ARO") before and since SCI's inception. In order to fully undertake the marketing of the ARO product (or any other SCI product) SCI must obtain significant additional capital and/or equipment. There is no assurance that SCI will obtain the needed additional capital. (See Risk Factor "Undercapitalization".)

     c. Undercapitalization/Need for Additional Financing. In order to begin its business operations and generate revenues , SCI requires substantial and immediate financing. Presently, SCI has no commitments for any interim or permanent financing, including any debt or equity financing and there is no assurance that any financing will become available in order for SCI to begin its operations. However management of SCI have and will continue to undertake such discussions with venture capitalists, investment bankers, banking institutions and others. The management of SCI will also consider a public and/or private offering of the post-reorganization Company's securities to obtain needed financing. If any debt or equity financing becomes available, there can be no assurance that the terms of such financing will be favorable to SCI. Moreover, any such financing may result in the imposition of restrictions on SCI's future borrowings and operating policies and, in the case of equity financing, may substantially dilute the equity position of SCI's shareholders. (See Risk Factor "Dilution".)

     d. Limited Operating History/Pro Forma Loss From Operations. SCI was incorporated on March 1, 1996 and, in addition to acquiring the proprietary software discussed herein since its inception, has devoted a substantial amount of its time to organizational activities as of the date of this Proxy. The operations of SCI are subject to all of the risks inherent in the establishment of a new business enterprise. SCI's ability to succeed may be hampered by the expenses, difficulties, complications and delays frequently encountered in connection with the formation and commencement of operations of a new business, including, but not limited to, management's potential underestimation of initial and ongoing costs associated with the enterprise, overestimation of gross receipts and market penetration, the adverse impact of competition, as well as the impact on SCI, and its cash flow, of delays in the implementation of SCI's business plan, unavailability of parts, lack of trained personnel and soft consumer demand. Further, there can be no assurances that SCI will be successful in its proposed developmental activities; that SCI's products will meet with consumer acceptance; or that SCI's operations will ultimately be profitable. No assurances can be provided that SCI will generate a profit from its operations in the future. Shareholders of the Company should be aware that the SCI's Financial Statements included in this Proxy Statement for the period from March 1, 1996 (date of inception) to March 15, 1996 indicate no revenues since inception of SCI in March 1996. There can be no assurances that SCI will conduct any operations in the future.

     e. Debt Service Requirements. SCI to date has incurred no debt to finance its product research and development. However, in order to initiate its operations, market its products and generate sales, substantial debt financing may be required. SCI may be required to encumber a majority of its assets to secure such debt. No commitments have been made nor can be assured of any financing whatsoever. If SCI is unable to obtain debt or other financing there this event would have a material adverse effect on the viability of SCI.

     f. Liquidation Value of Assets. The only tangible asset of SCI is its proprietary software technology which would operate its ARO system on the Internet. In the event of a liquidation of SCI, it is likely that this asset would be of little or no value.

     g. Competition. Competition within the Internet service industry is intense. Most of SCI's competitors possess substantially greater financial resources and greater numbers of personnel than does SCI.

     h. Dependence Upon Current Management of SCI. After closing of the share exchange with SCI, SCI's current officers and directors shall assume control of the day-to-day executive functions of the Company, should the Company's shareholders approve the proposed transaction. The Company would be dependent on the services of Messrs. McAuliffe and Zenner and to the extent that their services should become unavailable to the Company, the Company would suffer materially. At this time SCI has not obtained a "keyman" insurance policy for either Messrs. McAuliffe or Zenner. Until such time as SCI becomes adequately capitalized in order to begin its operations, no such insurance policy will be obtained. There can be no assurance that in the event of the incapacity or demise of either Mr. McAuliffe or Mr. Zenner that SCI would be able to continue its operations or adequately replace either individual with a person of similar ability or experience.

     i. Dilution. If the SCI Agreement is approved by the Company's shareholders, the Company's present shareholders will experience significant dilution of their respective ownership in the Company, retaining approximately 19% of the Company's outstanding equity. In addition, proposed management of the Company may elect to undertake an equity offering of the Company's securities to generate additional capital after this proposed transaction closes, or to issue additional stock to consummate a transaction, or both, which will result in additional dilutive effect on the present shareholders of the Company in the event such an offering or transaction is successful.

     2. Change in Control. Currently, shareholders of the Company own 50,000 common shares of the Company (1,000,000 shares post forward split). The applicable letter of intent between the Company and SCI, as amended, provides that the Company will issue 5,200,000 "restricted" common shares to the present shareholders of SCI (post forward split). Current Company shareholders should be aware that they will not control a majority of the outstanding common shares of the Company if the acquisition is approved and consummated, as proposed.

     The maximum percentage that current Company shareholders will own is approximately 19% of the total issued and outstanding Common Shares. Current Company shareholders should be aware that the shares that will be issued to SCI's shareholders under the Agreement would be "restricted" as that term is defined in Rule 144, but holders thereof would nonetheless possess the same voting rights as those possessed by holders of free-trading stock. Accordingly, SCI shareholders could adopt policies and will be in the position to control virtually all decisions requiring shareholder approval.

     3. No Trading Market. Prior to this offering, there has been no public market for the Company's securities and there is no assurance such a market will develop at the conclusion of the transaction proposed herein or, if developed, that it will continue. In the absence of a public trading market, a shareholder may be unable to liquidate his investment in the Company.

     4. Potential Adverse Effect on the Market for the Company's Securities. Effective August 11, 1993, the Securities and Exchange Commission adopted Rule 15g-9, which established the definition of a "penny stock," for purposes relevant to the Company, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require: (i) that a broker or dealer approve a person's account for transactions in penny stocks; and (ii) the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased. In order to approve a person's account for transactions in penny stocks, the broker or dealer must (i) obtain financial information and investment experience and objectives of the person; and (ii) make a reasonable determination that the transactions in penny stocks are suitable for that person and that person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks. The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prepared by the Commission relating to the penny stock market, which, in highlight form, (i) sets forth the basis on which the broker or dealer made the suitability determination; and (ii) that the broker or dealer received a signed, written agreement from the investor prior to the transaction. Disclosure also has to be made about the risks of investing in penny stock in both public offering and in secondary trading, and about commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

     If the Company's securities were subject to the rules on penny stocks, the market liquidity for the Company's securities could be severely adversely affected.

     5. Management of Potential Growth. SCI's management believes that it is poised to fully begin marketing its Annual Reports On-Line (ARO) product assuming needed operating capital or other financing can be raised, of which there can be no assurance. If such financing is obtained this could result in immediate and significant growth of SCI. This growth, if effectuated, will expose the Company to increased competition, greater overhead, marketing and support costs and other risks associated with entry into new markets and solicitation of new customers. To manage growth effectively, the Company will need to continue to improve and expand its operational, financial and management information systems and to expand, train, motivate and manage its employees. Should the Company be unable to manage growth effectively, its results of operations could be adversely effected.

     6. Absence of Dividends. Neither SCI nor the Company has paid any cash dividends on its Common Stock since their respective inception and management of SCI does not anticipate paying cash dividends in the foreseeable future. If the transaction with SCI is approved by the shareholders of the Company, the Company currently intends to retain future earnings, if any, to fund continued operations and growth of the Company.

     7. Proprietary Technology. The software technology which will be employed to implement SCI's ARO product has been tested by the management of SCI in conformity with the requirements of Internet access providers. Even though the ARO product is currently "on-line," there can be no assurance that it will continue to remain compatible with the Internet. There can be no assurance that the ARO software may require modification in order to remain compatible with the Internet system which may require additional capital and the loss of valuable time and sales for SCI.

             DESCRIPTION OF BUSINESS AND MANAGEMENT
                 OF SUARRO COMMUNICATIONS, INC.

     SCI was incorporated under the laws of the State of Texas on March 1, 1996, for the purpose of continuing to develop and to market through the international computer Internet (herein "Internet"), a cost-effective nationwide on-line business information service, called Annual Reports On-Line. The Internet is the world's largest electronic computer network. Since 1993, the founders and sole shareholders of SCI, Messrs. Michael McAuliffe and Christian Zenner have been developing computer software technology to provide users of the Internet for free, immediate access to the business information and annual reports of companies trading on the national securities exchanges. This information includes the companies annual reports, Securities and Exchange Commission Form 10-K annual reports, press releases and other material corporate information.

     Michael McAuliffe and Christian Zenner are also the developers and contributors of Annual Reports On-Line (ARO) to SCI. From 1992 through February 1996, McAuliffe and Zenner (M&Z) while associated with another Texas company, were the primary developers of ARO. The associated Texas company was called Suarro Communications Development, Inc. (SCDI), which is an Internet Product development company. From 1992 through February 1996, M&Z had advanced $458,685.71, in cash and services, to SCDI in relation to developing the ARO technology, which became SCDI's only debt. As a result of negotiations on February 26, 1996, M&Z exchanged their $458,685.71 debt with SCDI in exchange for Annual Reports On-Line (ARO).

     On March 1, 1996, M&Z organized a new Texas corporation called Suarro Communications, Inc, for the purpose of marketing
ARO, and then contributed Annual Reports On-Line to Suarro as additional paid in capital.

     Currently, in the opinion of management of SCI, one of the most widely used methods of distributing financial data regarding public traded companies is in the form of current company information and its annual report. It is management of SCI's belief that the securities investment community (comprised of institutional, brokerage and individual investors) look to published information as one of the primary methods of determining the suitability of making an investment in that company's stock. To continually develop, publish and distribute current company information to the public has become very expensive. When an investor requires information about a company, they must first locate that company's information. If the investor has to request information directly from the company or from a broker dealer, it could be some time before the information is available and the investor may thereby miss a timely investment opportunity.

     ARO provides a distribution channel for instantaneous access to a company's current information, (annual reports and other on-line financial data provided by the company to SCI). This service will drastically reduce distribution cost for companies wishing to make their annual reports available in mass quantities. For example, a firm printing 300,000 reports can have costs approaching $1,000,000, but could potentially reduce its printing cost to under $50,000 with ARO. Further, as this means of distributing annual reports increases, it is likely that the "exotic" reports (i.e. color, graphics, etc.) will be reserved for on-line viewership and the printed documents in hard copy form will be less attractive.

     ARO, SCI's flagship on-line product, was originated to satisfy a issue confronting the business community. Pertinent Company Information At-A-Glance for the investing community. Although there is an abundance of information available on publicly traded and small cap companies it takes time to find it! ARO provides the investment community a user friendly, single source, for most of the information required to make an intelligent investment decision. Further, the information retrieved through ARO is provided in a fashion that is easy to understand, which can be instantly obtained - free, from the desktop computer.

     Another issue ARO was originated to satisfy is, Small Cap Companies and their difficult time with public awareness. Many small companies try to "solve" the lack of public awareness problem by placing ads for their company information in various financial publications. This invites the reader to request a copy in the belief that this will promote awareness. The fact of the matter is, that most of those potential investors who do request a copy of the report do not know how to read the financial statements or make an informed decision on the value of the investment. Suarro will offer the small company a vehicle to distribute their reports on a wide-scale basis. The Small Cap Companies have no vehicle available to them to tell potential investors who they are and what they do. Most analyst and wall street brokerage houses do not give small caps recognition. ARO offers Small Cap Companies the ability to be seen in the same light as Big Board Giants - again free, from the desktop.

     SCI will market its ARO product directly to companies on an annual subscription basis. The fees charged to customers will vary depending on the required service. The base ARO annual fee for Publicly Traded Companies is currently priced at $9,500, with a monthly maintenance fee of $75.00. The base annual fee includes development of customer home page under SCI's Internet address, creation of companies annual report, and quarterly reports, plus on-going storage and technical maintenance related to customer files.

     The customer will pay additional fees for press releases On-Line, for Corporate and Financial Services On-Line, for Marketing and Promotional Material published On-Line, for Product Specifications and Technical Data published On-Line and for back annual reports published On-Line. The pricing of these additional services will vary, depending on the customer needs and specifications. Most additional services, except for Back Annual Reports, will be billed for at the rate of $75.00 per hour. Back Annual Reports will be developed and published on-line at the rate of $3,500 each to customer.

     SCI will market ARO through direct marketing to its customers. The primary distinctions that provide a solid foundation of success for Suarro's marketing strategy are:

   Market Experience
   Product Experience
   Proven Sales Strategies
   Existing Customer Relationships
   Existing Long Term Vendor Relationships
   Identified Sales/Marketing Talent
   Proven Telemarketing and Lead Generation Systems

     SCI's overall marketing plan is based on systems and strategies that have produced results in the principal's past ventures. By staying current with the ever-changing Internet marketplace, SCI has been able to keep its proprietary marketing concepts up-to-date.

     The overall marketing plan for the SCI product/service is based on the following fundamentals:

   SCI will focus on the Internet products/content.
   SCI will primarily focus its activities on
    the business use of its services.
   SCI plans to out source public relations, media campaigns, promotions and other key marketing activities to agencies experienced in the field.
   SCI intends to mature its Internet distribution channel as the market becomes increasingly accepting to this channel.
   SCI plans to become a dominant player in the distribution of annual reports and other financial information.

   There are many things in regard to the Internet that are certain, but some are not. One is the data used to derive market information (number of accesses), time spent in certain areas of the Internet, demographic data and so forth have not been clearly defined. Therefore, SCI has taken the following approach for both aspects of its product offerings, ARO and Internet services:

   The power of marketing on the Internet MUST be complimented by traditional marketing activities. In other words, SCI will not depend upon the global aspect of the Internet to bring customers to its product lines.

    The Market For ARO: SCI has done extensive research both on local and national levels to position their primary product, ARO. Research activity has included:

       Data Base Marketing Activities
       Prospect Contact And Data Base Verification
       Numerous Conversations With Other Information
       Providers
       Competitive Research

     In the Houston, Texas market, nearly 300 companies were polled to determine the marketability of the ARO product. Overwhelmingly, the poll showed there indeed is a desire for the product. Both the distribution of annual reports and taking part in an Internet project that makes reports available on a global basis.

     Direct mail will be a key component in the SCI's marketing. During the telemarketing sales cycle, it is important the targeted customer receives information in a timely manner. The target is called within one week after the mailing to ensure the mailing was received. SCI intends to develop and execute an extensive nationwide direct mail campaign based on data base marketing techniques developed by Kuhlman, Lutz & Brown, Inc. a prestigious Houston advertising agency.

     There is a growing trend towards advertising products and services on the Internet. SCI will take full advantage of Internet advertising where appropriate.

     Advertising will consist of four color and black and white advertisements in the primary financial magazines and will give SCI immediate visibility in the market. The Wall Street Journal (Journal) will be the focal point of print advertising for SCI. It is anticipated that not only will the advertisements in the Journal attract current Internet users to the ARO product, but may ultimately lead to thousands of potential clients. However, there can be no assurances that this will occur.

     Advertisements will also target local metropolitan markets through the use of the business sections of the major newspaper as well as local technology related periodicals (like the Houston Business Journal and Computer Currents). The credibility established with these advertisements is difficult to measure. Rather than measure the advertisement from leads and revenue, they will be viewed as a reinforcement to the other forms of advertising. The same is true for trade shows. If potential customers do not see a company at major trade shows, they will see the competitors.

     SCI also intends to develop initially four color brochures to target both its ARO clients and on-line services. The brochures will be used in the mailings described above as well as for direct response to inquiries to advertising pieces. SCI also intends to set up a FAX back response system, and of course on-line demonstrations of the ARO service.

     SCI provides a demonstration diskette that allows potential customers to "try before they buy" the ARO services. Once a buying decision is made, the potential client will be able to sign on for services immediately through SCI's Home Page located at the Internet Address(http//www.suarro.com). All the customer must do is point and click, and ARO activates that customers file, which is pre-loaded with the customers pertinent company information, and subscription agreement. The customer must then only decide the method of electronic payment, wire transfer or major credit card.

     A number of cooperative marketing activities have been planned with complimentary service vendors. These include cooperative advertisements and sponsoring events to introduce business customers to on-line services and technology. The goal of these efforts is to give SCI added exposure to potential customers and increased stature through being associated with industry players. Several hardware vendors are expected by management to refer customers to SCI for Internet solutions. SCI will continue to seek referral programs with other hardware and software suppliers. SCI will also seek co-operative marketing agreements to further develop its Internet marketing and promotional activities. These agreements could potentially be with:

     Advertising Agencies
     Media Brokerage Firms
     Promotional Firms
     Public Relations Firms

     SCI has developed a lead generation system using complex criteria based on actual success in qualifying potential clients. The systems are currently in place and leads are being generated. SCI will also concentrate on generating quality leads through its alternative marketing channels (strategic relationships, vendor referrals, etc.). Since SCI's short and long-term objective is to effectively cover as many accounts with a high ratio of technical to sales, it is imperative that SCI concentrate on quality lead generation systems and activities. SCI is currently processing (in various stages of qualifications) a customer data base of over 3,500 entries.

     In addition to ARO, SCI offers a wide range of services to the Internet community including:

     Internet Access Services: Services are provided to individuals and businesses. On the Internet, users can access thousands of data bases and talk electronically with experts world-wide on countless business, technical and personal topics.

    Internet Consulting Services: SCI will provide experienced 'Internet Operating' experts to aid customers in all phases of network planning, implementation and operation related to Internet access. This consulting will also lead to on-line service sales of products offered by SCI.

     Network Design: SCI has in-depth experience in network design and will offer network analysis, specification and decision for Internet access. This consulting will be provided for small to medium sized companies who wish to develop and Internet presence and/or utilize SCI's on-line services.

     Installation and Support Services: SCI will install and/or take responsibility for installing and testing any product provided by or through SCI. After systems and software are installed, SCI will support the installation through both hardware and software support. This support will either be through the manufacturer or using SCI support personnel depending upon the circumstances.

     Internet Advertising And Marketing Support: Internet advertising is unlike any other type of advertising. SCI will help its customers properly structure their Internet "electronic advertising" approach to optimize their presence on the net. SCI will provide a "turn-key" approach at delivering results oriented marketing and advertising approaches for its clients.

SCI will offer several services in this area, including:

   Creative Services and Concept Development
   Web Page Design And Editing
   Graphic Design and Image Manipulation
   Audio Clips

SCI's Web advertising and marketing strategy allows clients to:

   Interact Directly With Potential Customers
    Worldwide
   Provide On-line Services
   Provide An Internal Network For Customers
    Intranet"
   Stay Ahead Of Competition, That Are Behind In
    Their "Electronic Strategy"

     Commodity On-line Products: SCI has been researching other opportunities for on-line services since its inception. There are several of these that SCI will explore in a formal fashion during the first year of operation, including, On-line Financial Services, Banking Services, Information Systems, and Additional Investor Information

     The Overall Market For Internet Service Providers: Not since the introduction of the Personal Computer by IBM in the early 1980's has there been such a robust marketing environment for a high-tech industry. The numbers by all accounts are literally "off-the-chart". The numbers of new companies being formed to provide Internet Access are growing exponentially by quarter.

     There is, however, one gigantic thorn in the side of the Internet frenzy... When a company is chartered to appeal to a world-wide "fad" as soon as the excitement wears, the company's future is uncertain. This is beginning to happen in the Internet marketplace in large numbers.

     SCI's analysis strongly indicates that during 1996 and beyond - only the strong will survive. In other words, Internet
Service Providers that add no value beyond a modem and a local number will have a difficult time staying in business.

     To fully implement SCI's plan, it is anticipated that SCI will seek private debt/equity financing of approximately $300,000 in increments. Once the company is funded for the first $100,000, it will immediately embark on planned business expansion activities described below:

     Continue The Technical Process Of Seeding Companies On ARO
     Initiate ARO Subscription Agreements
     Expand Corporate Facilities
     Upgrade Administrative Computer System(s)
     Secure Accounting Support In Establishing Systems,Policy's and
     Procedures

     Upon anticipated funding (no funding is presently assured) SCI will immediately move forward with the activities outlined in the following sections. The costs associated with these activities provide the basis for SCI's overall revenue and expense projections.

     SCI plans to procure hardware, software and telecommunications equipment through a competitive bidding process by vendors. Procurement will utilize various vendor financing packages such as open account, lease purchase, rental purchase, lease financing, and time purchase contracts, which greatly reduces the initial capital outlay.

     Relationships with outside services have already been established, and SCI is ready to commence business operations immediately after funding. SCO is a firm believer in concentrating on its core business and will outsource services wherever viable. Services that are currently planned to be outsourced include:

         Accounting Services
         Legal Services
         Data Base Marketing, Telemarketing and Fulfillment
         Programming Services and Front-end Development
         Advertising and Promotional Activities

Liquidity and Capital Resources

     The activities of SCI since inception have been financed from sources other than operations. SCI's sources of funds have been the limited proceeds from initial sales of its Common Stock. SCI plans to raise additional capital from two sources, private sales of its common stock, and short term equipment financing from vendors.

Plan of Operations

     SCI is in the development stage of establishing a regional marketing program for its ARO products and services, and therefore has not derived any revenues from operations since its inception.

     Additionally, SCI has been analyzing and assessing Internet
Access Service markets utilizing its basic telecommunication equipment.

Use of Proceeds

     The net proceeds which are expected to be raised are $300,000, that will be utilized as follows:

Capital Equipment.................................  $180,000 (1)
Data  Base  Software  ............................... 60,000 (2)
Facilities Expansion .............................    10,000 (3)

Working Capital ..................................    50,000 (4)

If the proceeds above are raised, SCI will be able to bring its Annual Reports On-Line (ARO) product to the market place. The proceeds will be used for capital equipment, data base software, facilities expansion, and working capital to cover administrative support cost over a period of approximately three to four months. After this three to four month period, SCI will be able to continue operations from sales of its ARO product and Internet Access Services.

(1) Includes all cost of essential capital equipment, including installation, setup, and training to efficiently operate SCI's ARO product, and on-line services. This essential
  equipment  includes,   1 Digital   Server($17,500),   1
Digital  Mini  Computer($110,000),   1 T1   Hardware ($3,600),
 4 Fax   Machines($750 ea.),   4 Scanners($2,000 ea.),   1
Telephone  System  Upgrade ($5,000),   6 Personal  Computer
 Upgrades ($3,500 ea.)  , and  1 Network   Server ($12,500).

(2)  Includes all cost ($60,000) to acquire specialized Data
Base Software which allows SCI to access corporate records filed with the Securities Exchange Commission (SEC), and disseminated by EDGAR Dissemination Service. The corporate records data base is maintained by Lexis Nexus, and are updated weekly, and electronically down loaded to SCI.

(3) Includes all cost ($10,000) to expand current facilities to facilitate additional office staff, which includes additional leased space, furniture and fixtures.

(4) SCI will use approximately $5,000 to obtain additional office supplies, and the remaining $45,000 will be maintained to cover negative cash flow during the first three to four months of operations.

     In the event SCI's financing occurs more slowly, this will result in implementation delays, which will also have a negative affect on available cash flow. In regard to financing, certain vendors have expressed to management a willingness to finance their respective equipment and/or services for SCI. It is planned that vendor financing coupled with interim financing will allow SCI to implement full scale marketing of ARO. In regard to short term (interim) financing, the controlling shareholders, McAuliffe and Zenner, have limited capital available with which to finance the company on an interim basis. Therefore obtaining permanent financing remains critical to the long term financial well being of SCI. There can be no assurances that SCI will obtain any financing in the future, which will have a significant negative impact on the Company's ability to commence business operations, assuming that the SCI Agreement is adopted by the Company's shareholders.

     Despite the uncertainty of procuring long term financing, SCI management is of the opinion that ARO will be widely accepted by its targeted customers. This opinion is based on positive response received from customers already On-Line in SCI's test market, positive response from potential clients who are currently reviewing SCI's ARO Demonstration Disk and also on positive response from polled potential customers in the greater Houston area, of whom a great many expressed a sincere interest in utilizing the ARO program for their company and products. However, despite the studies undertaken by management of SCI, there can be no assurances that the SCI marketing plan will be successfully implemented.

     Managements' positive opinion in regard to ARO acceptance, is also based the following known facts:

    The Internet industry and its market acceptance continues to grow exponentially, at the rate of 15% each month (as reported by major news sources).
    That all companies are very interested in reducing cost, especially cost associated with non-income producing activities such as publishing and distributing written company information.
    That all publicly traded companies desire to have company
     information readily available to potential investors.
    That all potential investors desire to have immediate access to pertinent company information, free of charge.

     SCI's management is confident that ARO favorably addresses all the issues mentioned hereinabove. ARO offers SCI customers a very cost effective alternative and it is much faster than conventional publishing and mailing volumes of written information in hard copy form. One entire company file, containing hundreds of pages, can be electronically distributed by ARO to literally thousands of interested parties in less time than was required to read this page. ARO is completely developed, tested and currently On-Line, ready to be marketed full scale. Coupled with these positive points, access to ARO is free to millions of worldwide Internet users.

     Currently, only Messrs. McAuliffe and Zenner are employed by SCI, without pay. As anticipated financing is received by SCI, additional independent contractors will be employed on an "as needed" basis. The staff requirements for SCI will grow as funding and, therefore, marketing develops.

     Presently, there is no public trading market for SCI's common stock. SCI has 2 shareholders. SCI has never paid a dividend on its common stock and does not anticipate the payment of dividends in the immediate future.

Directors and Executive Officers of SCI

     In the event the shareholders of the Company approve the SCI transaction, it is anticipated that the Company's present officers and directors will tender their respective resignations and appoint the present directors of SCI as directors of the Company. Relevant thereto, the following is a brief biography of the present officers and directors of SCI:

     Michael McAuliffe, President, CEO and a director, age 36, co-founded SCI in March, 1996 and has acted as President/CEO since that time. From December, 1983 through September 1992, Mr. McAuliffe was involved in commercial real estate acting primarily as a commercial real estate analyst and broker. He is a Designated Member, Appraisal Institute, No. 9447, and was appointed to the Regional Ethics and Counseling Panel of the Appraisal Institute. Mr. McAuliffe is or has been a State Certified General Real Estate Appraiser in the following states: Texas, Michigan, the Commonwealths of Massachusetts and Pennsylvania, Connecticut, New York, and New Jersey. Additionally, he is a licensed Real Estate Broker with the Texas Real Estate Commission. From October, 1992 through February, 1996 Mr. McAuliffe acted as special consultant and investor to Suarro Communications Development, Inc. (SCDI), a Texas Development Company. SCDI, over a period of three years, developed proprietary software, technology, marketing rights, copyright(s), art work and html code for internet applications. Additionally, SCDI was involved in software development, user front-end, database search engines and database development. Mr. McAuliffe graduated from Southwest Texas State University in December, 1982 with a Bachelor of Business Administration Degree with primary emphasis on management, finance and real estate. Mr. McAuliffe devotes all of his time and effort to the business of SCI and it is anticipated that he will continue to do so in the event the proposed transaction with the Company described herein is successfully consummated.

     Christian Zenner, Secretary, Vice President of Operations and a director, age 26, co-founded SCI along with Mr. McAuliffe in March 1996. From August, 1992 through December, 1992, Mr. Zenner was involved in cable TV, MMDS cable and the aggregation of cellular licenses for various developers as a consultant, and conducted feasibility studies and proforma analysis on various related projects. From January, 1993 through February, 1996, Mr. Zenner acted as special consultant and investor to Suarro Communications Development, Inc. (SCDI), a Texas development stage company, during which time SCDI developed proprietary software, technology, marketing rights, copyright(s), art work and html code for internet applications. Additionally, SCDI developed software, user front-end, database search engines and databases. Mr. Zenner, while with SCDI, was responsible for creating proprietary software and operating technology for applications for the Internet. During this same period Mr. Zenner additionally authored various software applications, user front-ends, data search engines and data bases for other outside parties. Mr. Zenner completed studies from the University of Houston in 1992 with a Bachelor of Business Administration Degree with a primary emphasis on Real Estate Finance. Mr. Zenner devotes all of his time to the business of SCI and it is expected that he shall continue to devote all of his time upon the successful consummation of the transaction with SCI described herein.

Executive Compensation

     No compensation has been paid to the officers of SCI since its inception. The following table reflects all potential compensation which will be paid to Messrs. McAuliffe and Zenner if adequate financing is obtained for SCI, of which there can be no assurance. (See Footnote (1)):


                         SUMMARY COMPENSATION TABLE

              Annual Compensation            Long Term Compensation
         _____________________________ ______________________________________
                                          Awards       Payouts        Other
                                       ____________ _______________ _________
                               Other                                   All
                              Annual   Restricted                     Other
Name and                       Comp-     Stock      Options           Comp-
Principal       Salary  Bonus ensation   Award(s)     SARs   LTIP    ensation
Position Year    ($)     ($)    ($)       ($)   ($)   ($)   Payouts    ($)
         ____  _______  _____ ________  _______ ___ _______ _______  ________
Michael  1996  $36,000  $   0 $      0  $     0 $ 0 $     0 $     0  $      0
McAuliffe        (1)
President-
CEO

(1) It is anticipated that, after the closing of the transaction and obtaining financing in the sum of at least $100,000, Mr. McAuliffe will begin receiving a salary of $36,000 per year. No executive officer of the Company received compensation during 1995, nor is expected to receive compensation exceeding $100,000 in 1996.

     The Company has adopted a policy whereby the directors of the Company may be compensated for out of pocket expenses incurred by each of them in the performance of their relevant duties. As of the date of this Proxy Statement, there is no maximum established for reimbursement of the expenses.

Stock Option Plans

     SCI may establish and adopt a non-qualified Incentive Stock
Option Plan and an Employee Stock Option Plan after successful consummation of the proposed transaction with the Company.

Effects of the SCI Transaction on the Company and its Shareholders

     Subsequent to the business combination with SCI, the SCI shareholders will control a majority of the common stock of the Company. As a result of the large number of common shares being issued in connection with the business combination, the fact that the shares represent unregistered, "restricted" securities and there is no present market for the Company's securities, the principal factors considered by the Company and SCI in determining the number of shares to be issued were each company's respective cash, assets and liabilities, as well as the necessity in managements' view to structure a reorganization without incurring negative tax consequences. In addition, values were attributed to both companies for their respective managements, professional personnel and operational prospects.

Financial Statements of Company

     The balance sheet of the Company at April 30, 1996 and the related statements of operations, shareholders' equity and cash flows for each of the two years in the period ended April 30, 1996 and 1995, together with the report of Kish, Leake & Associates, independent accountants, included on pages __ through __ of the Company's annual report to its shareholders for the year ended April 30, 1996, as amended (the "1996 Annual Report"), are incorporated in this Proxy Statement by reference. The information appearing under the caption "Management's Discussion and Analysis of Financial Condition" on pages __ through __ of the 1996 Annual Report is incorporated in this Proxy Statement by reference.

Financial Statements of SCI

     The following statements set forth the audited financial condition of SCI for the period ended March 15, 1996, including a balance sheet as of March 8, 1996 and the statements of operations, shareholder equity and cash flows for the period from March 1, 1996 (date of incorporation) through March 15, 1996, together with the report of R. E. Bassie & Co., independent Certified Public Accountants. Also, following are the unaudited pro forma combined financial statements giving effect to the recapitalization of the Company and SCI, which assume that the proposed transaction was consummated on May 25, 1996, except for the pro forma combined statement of income, which assumes the proposed transaction was consummated as of April 30, 1996.

Beneficial Ownership of Directors and Principal Shareholders as a
Result of the SCI Transaction

     The following table sets forth, as of immediately prior to the Closing of the SCI transaction and after giving effect to the SCI transaction, information concerning the record and beneficial ownership of the Company's Common Stock by the Company's executive officers and directors, by SCI's executive officers and directors and by each person known to the Company to own 5% or more of its outstanding Common Stock after closing of the proposed transaction.

Shareholder:    Prior to Transaction:      After Transaction:
____________    _______________________  _______________________

Name of                        % of                      % of
Beneficial      Number of     Shares      Number of     Shares
Owner           Shares      Outstanding    Shares     Outstanding
__________      ________    ___________   _________   ___________

Randel C.
Sherwood         12,500         25%        250,000        4.0%

Suzanne R.
Johnson          10,000         20%        200,000        3.2%

Kenneth L.
Kisner           10,000         20%        200,000        3.2%

Michael
McAuliffe(2)          0          0       2,600,000       41.0%

Christian
Zenner(2)             0          0       2,600,000       41.0%

(1) Reflects 20 to 1 forward split proposed to be effectuated upon Closing of the SCI Agreement by the Company.

(2)  Officer and director of SCI.

Recommendations of Directors on SCI Acquisition

     The Board of Directors has determined that the SCI Acquisition is just and reasonable to the Company and in its best interests, has authorized and approved the terms of the SCI Acquisition and the transactions contemplated thereby and has authorized its submission to the stockholders of the Company. In support of its position that the SCI acquisition is just and reasonable and in the Company's best interests, the relevant disclosure relating to the reasons supporting the decision of management to undertake the SCI Acquisition included in the five paragraphs under Proposal No. 1 beginning on page 7, above, as well as the disclosure included under the subheading "Allocation of Shares" on page 9, above, is hereby incorporated by reference thereto.

     The Board of Directors unanimously recommends that the shareholders vote "FOR" for proposal to approve the Share
Exchange Agreement and Plan of Reorganization with SCI.

     Approval of the SCI Agreement and the transactions contemplated thereby will require the affirmative vote of a majority of the shares of the Company's Common Stock entitled to vote and represented at this Special Meeting in person or by proxy. The proxies solicited hereby will be voted for approval of the SCI acquisition unless the shareholder specifies otherwise. Because the Company's present officers and directors hold, in the aggregate, 65% of the Company's voting securities and they each intend to vote in favor of the Proposal, approval of the Proposal is assured.

The Terms of the Share Exchange Agreement and Plan of
Reorganization with SCI

     The terms and conditions of the Share Exchange Agreement and Plan of Reorganization between the Company and SCI are set forth as Exhibit "A" to this Proxy Statement. The statements made in this Proxy Statement with respect to the terms of the transactions do not purport to be complete and are subject to, and are qualified in their entirety to, all of the terms and conditions of the Share Exchange Agreement and Plan of Reorganization, which is attached hereto and incorporated herein by reference. However, all of the material terms of the proposed transaction are included hereinbelow.

     1. Upon execution of the relevant Agreement with SCI, the Company shall cause to be issued a total of 5,200,000 shares of "restricted" common stock (post forward split) to the shareholders of SCI, representing approximately 81% of the Company's issued and outstanding shares of Common Stock. Shares of the Company's Common Stock issued upon effectiveness of the Agreement will be restricted and not transferable except in connection with a registration statement filed under the Securities Act of 1933, as amended (the "Act"), or an applicable exemption under the Act.

     Rights of the shareholders of the Company will not be affected by this transaction, except to the extent presently outstanding shares will be reduced to approximately 19% of the outstanding shares of the Company following the SCI transaction.

     2. There is presently no trading market for the common or preferred equity of the Company. Upon closing of the SCI transaction, SCI has undertaken to cause to be filed an application to list the Company's Common Stock for trading the Electronic Bulletin Board operated by the National Association of Securities Dealers, Inc. or such other exchange as the Company may so qualify. If and when the Company meets the applicable listing criteria, management of SCI has also undertaken to file an application to cause the Company's securities to become listed on a national exchange or on NASDAQ. There can be no assurances that the Company's application to list its common stock for trading will be accepted, or that the Company will satisfy the requisite listing criteria, or whether the Company will ever have sufficient assets to allow the Company to file an application for listing on a national exchange or NASDAQ. However, regardless of whether the Company is successful in causing its securities to be traded on a national securities market, management of the Company believes that the successful consummation of the SCI transaction will provide a greater opportunity for the shareholders of the Company to obtain liquidity in their respective stock ownership than would exist if the Company attempted to continue to seek potential private companies with which to reorganize and engage in no business operations. There are no assurances that any market will develop in the Company's securities after the SCI transaction is consummated. See "Selected Risk Factors."

     3. Because the Company is acquiring all of the issued and outstanding stock of SCI, the Company believes the reorganization will qualify as a tax-free reorganization pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), including, without limitation, Section 368(a)(1)(B) thereof. However, there can be no assurances of such tax-free nature, as the Company does not intend to obtain an opinion of counsel as to the tax-free nature of the reorganization, as the cost to the Company would be prohibitive. Should the transaction not be tax-free, then SCI's shareholders would be required to recognize gain equal to the difference between their cost of SCI shares and the value of Company shares received.

     4.  The SCI Agreement provides that a closing (the
"Closing") to consummate the transactions contemplated thereby will take place as promptly as practicable after the Company's shareholders approve the SCI Agreement, subject to certain possible extensions.

     5. In the SCI Agreement, SCI makes certain representations as to the ownership and title to the assets of SCI, the authority to enter into the SCI Agreement, the organization, capitalization and financial condition of SCI. The Company also makes certain representations and warranties about its organization, capitalization and financial condition and authorization of the SCI Agreement and the shares of the Company's Common Stock to be issued to SCI pursuant thereto.

     6. Consummation of the SCI Agreement is subject to a number of conditions, which may be waived, including, among others (i) the performance of the terms, covenants and conditions set forth in the SCI Agreement; (ii) the accuracy as of the Closing of certain of the representations and warranties contained in the SCI Agreement; and (iii) approval of the SCI Agreement by all of the SCI shareholders. As of the date of this Proxy Statement, the Company has been advised that 100% of the SCI shareholders have elected to exchange their shares for shares of the Company. In addition, the Company is not obligated to proceed with the Closing unless, among other things, the SCI Agreement is approved by at least a majority of the outstanding shares of the Company's common stock entitled to vote and represented at a shareholder's meeting, in person or by proxy.

PROPOSAL NUMBER 2:  Amendments to Articles of Incorporation

     Pursuant to Article II of the Company's Articles of Incorporation and subject to the affirmative vote of Holders holding a majority of the outstanding Common Stock of the Company, the Board of Directors of the Company has approved and hereby submits to the shareholders two (2) amendments to the Company's Articles of Incorporation, including:

     (i) Article II, which states the name of the Company as "Solutions Incorporated" This amendment will change the name of the Company to "Suarro Communications, Inc". In the event Proposal No. 1, above, approval of the Share Exchange Agreement and Plan of Reorganization with SCI is approved, management of SCI has expressed an interest in maintaining the continuity of SCI's business by changing the Company's name pursuant to the Proposal submitted herein; and

     (ii) Article V, which establishes the number of authorized capital of the Company at 1,000,000 common shares, par value $0.001 per share. The amendment proposes to increase the number of authorized common shares of the Company to 20,000,000 common shares, par value $0.001 per share and further, authorize 1,000,000 preferred shares, no par value per share. No changes to the rights of the Company's authorized common stock are proposed. Shares of preferred stock may be issued from time to time in one or more series as may be determined by the Board of Directors. The voting powers and preferences, the relative rights of each such series and the qualifications, limitations and restrictions thereof shall be established by the Board of Directors, except that no holder of Preferred Stock shall have preemptive rights. The Board of Directors does not plan to issue any shares of Preferred Stock for the foreseeable future, unless the issuance thereof shall be in the best interests of the Company.

     The Company's Board of Directors unanimously recommends voting FOR the Proposal to amend the Company's Articles of Incorporation, changing the name of the Company to "Suarro Communications, Inc.", increasing the number of common shares authorized to 20,000,000 common shares, par value $0.001 per share and authorize 1,000,000 preferred shares, no par value per share.

     Pursuant to the provisions of the Company's Articles of Incorporation, approval of the aforesaid Amendment to the Articles of Incorporation will require the affirmative vote of a majority of the shares of the Company's Common Stock entitled to vote and represented at this Special Meeting of Shareholders in person or by proxy. Because the Company's officers and directors own, in the aggregate, over 50% of the Company's voting securities and they each intend to vote in favor of the Proposal, approval of the Proposal is assured.

                RIGHTS OF DISSENTING SHAREHOLDERS

     Pursuant to the Nevada Business Association; Securities Commodities Act (herein "Act"), each Shareholder has the right to dissent from the proposed Plan of Reorganization if the proposed Plan of Reorganization is approved and not abandoned, also has the right, upon compliance with the procedures set forth below, to receive payment in cash for the fair market value of his or her shares as of April 25, 1996, the day before the proposed acquisition of SCI by the Company was first publicly announced. However, no such right will exist for any Shareholder (except with respect to certain shares as to which there may exist a restriction on transfer imposed by the Company or by law or regulation), unless demands for such payment are filed, as described below.

     The following summary does not purport to be a complete statement of the law relating to dissenters' rights and is qualified in its entirety by Chapter 92A of the Act, pertinent provisions of which are attached as Exhibit "B" hereto. This summary and Exhibit B should be reviewed carefully by any shareholder who wishes to exercise dissenter's rights or who wishes to preserve his or her rights to do so, since failure to comply with the procedures set forth below will result in the loss of such rights.

     Any Shareholders electing to exercise his or her right to dissent from the Reorganization and have the Company purchase some or all of his or her shares for cash must, as to those shares ("Dissenting Shares") satisfy each of the following requirements:

     1. A dissenting Shareholder shall cause the Company to receive, before any vote is taken, written notice of that Shareholder's intention to demand payment for the Shareholder's shares if the proposed corporate action is effectuated; and

     2. Not vote the shares in favor of the Plan of Reorganization.

     A Shareholder who does not satisfy the requirements of (1) and (2) above is not entitled to demand payment for the Shareholder's shares under Chapter 92A. For further detailed information regarding dissenter's rights, please see Exhibit "B" hereto.

     A Shareholder of the Company who chooses to receive cash for shares of Common Stock pursuant to the exercise of dissenter's rights may give rise to taxable income. Each such Shareholder is urged to consult his or her own tax and financial advisor as to such matter.

                   ANNUAL REPORT (FORM 10-KSB)

     The Company undertakes on written request to provide, without charge, each person from whom the accompanying Proxy is solicited with a copy of the Company's Annual Report on Form 10-KSB for the year ended April 30, 1996, as filed with the Securities and Exchange Commission. The Exhibits will also be available for a small charge. Requests should be addressed to Solutions Incorporated, #6 Venture, Ste. 207, Irvine, California 92718, (714) 453-9262.

        RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's independent public accountants for the year ended April 30, 1996, are Kish, Leake & Associates. Representatives of Kish, Leake & Associates are expected to be present at the meeting and will be given an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from Shareholders. The Board of Directors reviewed the fiscal 1996 audit plan and approved the performance of non-audit services by Kish Leake & Associates and concluded that the performance of such non-audit services would not impair the independence of the firm.

                INCORPORATION OF OTHER MATERIALS

     The Company's Form 10-KSB for its fiscal year ended April
30, 1996 filed with the SEC on or about June 12, 1996, together with the financial information contained in this annual report to stockholders which accompanies this proxy statement are incorporated herein by reference.

     It should also be noted that all documents subsequently filed by the Company pursuant to Sections 13(a), 14 or 15(d) of the Exchange Act, prior to May ___, 1996, the date of the Shareholders Meeting, shall be deemed to be incorporated by reference into this proxy statement.

                          OTHER MATTERS

     The Company knows of no other business to be presented at the meeting. However, if any other business is brought before the meeting, the proxies solicited hereby will be voted in the discretion of management.

     Any shareholder proposal intended to be presented at the Special Meeting of Shareholders should be sent to the Company,
Attention: Corporate Secretary, and must be received not later than ___________1996.

     The cost of soliciting proxies will be borne by the Company. The Company has not retained any third party to assist in the solicitation of proxies and the Company does not expect to pay any compensation for the solicitation of proxies; however, brokers and other custodians, nominees, or fiduciaries will be reimbursed for their expenses in forwarding proxy material to principals and obtaining their proxies.

     On April 25, 1996, the record date fixed for determination of voting rights, the Company had outstanding 50,000 shares of common stock, each share having one vote.

     Cumulative voting of the Company's common stock is prohibited pursuant to the Company's Articles of Incorporation.

     The above Notice and Proxy Statement are sent by order of the Board of Directors.

     It is important, to secure a quorum, that your stock be represented at this Meeting regardless of the number of shares held by you. Even if you do not expect to be present, please sign, date and return the enclosed proxy promptly.


                           By Order of the Board of Directors



                           SUZANNE R. JOHNSON, Secretary
Dated:  ___________, 1996

PROXY                SOLUTIONS INCORPORATED              PROXY

     The undersigned hereby appoints Randel C. Sherwood or Suzanne R. Johnson, or Bryan A. Gianesin, a shareholder and legal counsel for the Company, or any of them, with power of substitution, as proxies to vote the shares of Common Stock of the undersigned in Solutions Incorporated the Special Meeting of Shareholders to be held _____________, 1996 at 11:00 A.M. at the principal offices of the Company, #6 Venture, Ste. 207, Irvine, California 92718 and at any adjournment thereof, upon all business that may properly come before the meeting, including the business identified (and in the manner indicated) on this proxy and described in the proxy statement furnished herewith.

Indicate your vote by an (X). The Board of Directors recommends voting FOR all items.

Item
1. Ratification of the Agreement and Plan of Reorganization between the Company and Suarro Communications, Inc.:

         FOR                AGAINST              ABSTAIN

2.  Amendment to Article I and Article V of the Articles of
Incorporation, changing the name of the Company to "Suarro
Communications, Inc.", increasing the number of authorized common shares to 20,000,000 and authorizing 1,000,000 preferred shares, no par value per share.

         FOR                AGAINST              ABSTAIN

 (please return promptly in the stamped, enclosed envelope.)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WHICH
RECOMMENDS VOTING FOR ALL ITEMS.  IT WILL BE VOTED AS SPECIFIED.
IF NOT SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE
VOTED FOR ALL ITEMS.

________________, 1996                 __________________________
Date                                   Signature

________________                       __________________________
No. Shares                             Printed Name

Please sign exactly as name(s) appear on this proxy. If joint account, each joint owner should sign. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing.

ADDITIONAL SIGNATURES:                 __________________________
(if necessary)                         Signature

                                       __________________________
                                       Printed Name

                           EXHIBIT  A
                           (to Proxy)
























                                        SHARE EXCHANGE AGREEMENT
                                       AND PLAN OF REORGANIZATION

       SHARE EXCHANGE AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT, made and entered into this 10th day of May, 1996, by and between Solutions, Inc. ("Public Company"), a publicly held Nevada corporation, and Suarro Communications, Inc. "Company"), a privately held Texas corporation ("Company") and the individuals listed on Exhibit "A" attached hereto and specifically incorporated herein by this reference (the "Company Shareholders").

                           WITNESSETH:

     WHEREAS, Public Company desires to acquire all of the issued and outstanding capital stock of Company; and

     WHEREAS, the Company Shareholders are the sole holders of all Company's capital stock outstanding and they desire to transfer the same to Public Company in exchange for such consideration as is set forth herein; and

     WHEREAS, it is the intention of the parties to this Agreement that the transactions evidenced hereby qualify as a reorganization pursuant to such sections of the Internal Revenue Code of 1954, as amended (the "Code"), as are applicable, including, without limitation, Section 368(a)(1)(b) thereof, and that there not be a taxable gain or loss recognized by Public Company, Company or the Company Shareholders upon consummation of the transactions evidenced hereby; and

     WHEREAS, the transactions evidenced hereby are to be submitted for approval at a special meeting of the Board of Directors of Public Company and Company and by the Company Shareholders by unanimous consent, dated on even date herewith;

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants, terms and conditions set forth herein, and such other and further consideration, the receipt and sufficiency of which is hereby acknowledged, this Agreement is adopted as a reorganization pursuant to the Code and THE PARTIES AGREE AS FOLLOWS:

                            ARTICLE I

        REPRESENTATIONS AND WARRANTIES OF PUBLIC COMPANY

     Public Company represents and warrants to Company and the Company Shareholders as follows:

     1.1 Company Profile; Assets and Liabilities. Public Company is not currently conducting, and has never been engaged in, any business other than as set forth in the definitive prospectus for its initial public offering dated July 7, 1994 (the "Prospectus"). Other than the costs associated with the transaction proposed herein, Public Company has no liabilities of any nature, whether accrued, absolute, contingent, known or otherwise. Public Company has no assets except as disclosed on its audited financial statements for the year ended April 30, 1996.

     1.2 Financial Statements. Public Company has delivered audited financial statements dated, and for the period ended April 30, 1996, together with all notes thereto, prepared in reasonable detail in accordance with generally accepted accounting principles applied on a consistent basis, which financial statements contain a balance sheet dated April 30, 1996 and the following statements for the period then ended: a statement of operations, a statement of stockholders' equity, and a statement of cash flows.

     1.3 Absence of Certain Changes. Since the date of the most recent financial statements delivered hereunder, Public Company has not:

     (a) Suffered any material and adverse change in its financial condition, working capital, assets, liabilities, reserves, business, operations or prospects;

     (b) Suffered any loss, damage, destruction or other casualty materially and adversely affecting any of its properties, assets or business (whether or not covered by insurance);

     (c) Borrowed or agreed to borrow any funds or incurred, or assumed or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability, except as related to the costs associated with the proposed transaction herein and to its transfer agent;

     (d) Paid, discharged or satisfied any claims, liabilities or obligations, other than in the normal course of its business;

     (e) Permitted or allowed any of its property or assets
(real, personal or mixed, tangible or intangible) to be subjected to any mortgage, pledge, lien, security interest, encumbrance, restriction or charge of any kind;

     (f) Canceled any debts or waived any claims or rights of substantial value, or sold, transferred, or otherwise disposed of any of its properties or assets (real, personal or mixed, tangible or intangible);

     (g) Granted any increase in the compensation of directors, officers or employees (including any such increase pursuant to any bonus, pension, profit-sharing or other plan or commitment), or any increase in the compensation payable or to become payable to any director, officer or employee;

     (h) Made any capital expenditure or commitment outside of its normal course of business;

     (i) Declared, paid or set aside for payment any dividend or other distribution in respect of its capital stock or, directly or indirectly, redeemed, purchased or otherwise acquired any shares of its capital stock or other securities, other than as required hereunder;

     (j) Made any change in any method of accounting or accounting practice;

     (k) Paid, loaned or advanced any amount to, or sold, transferred or leased any properties or assets (real, personal or mixed, tangible or intangible), to, or entered into any affiliate or associate of any of its directors or officers, except for directors' fees and compensation to officers at rates set forth in any Form 10-K or 10-KSB of Public Company filed with the Securities and Exchange Commission, none of which shall result in any liability or indebtedness which shall survive this closing;

     (l) Entered into any transaction, contract or commitment, other than that certain letter of intent with Company, dated
April 25, 1996;

     (m) Been subject to any other event or condition of any character that has or might reasonably have a material and adverse effect upon the financial condition, business, assets or properties of Public Company;

     (n) Agreed, whether in writing or otherwise, to take any action described in this paragraph of the Agreement.

     1.4 Affirmative Representations Regarding Action of Public Company between Date of Financial Statements Delivered and Closing. Between the date of the most recent financial statements delivered hereunder and the date of this Agreement, Public Company has conducted its business in the same manner as conducted before the date of such financials. Public Company will continue to conduct its business in the same manner as conducted before the date of the financial statements through the date of closing, as defined hereinbelow.

     1.5 Employment Agreements; Benefit Plans. There is not currently any employment or severance agreement to which Public Company was or is subject, or by which it was or is bound. Further, no such agreements will arise in the future as a result of acts which have occurred previous to, or concurrent with, the date hereof. Further, Public Company is not subject to, nor has it established, a benefit plan, whether pursuant to the Code or otherwise, other than disclosed in Public Company's Prospectus. No shares of common stock, options to acquire common stock or other benefits have been issued under, or pursuant to, any such plan or arrangement.

     1.6 Permits and Licenses. The business of Public Company has complied and currently complies in all material respects with all applicable laws and regulations and with its Prospectus. Further, the business of Public Company does not currently require, and has not in the past required, application to procure any license, permit, franchise, order or approval.

     1.7 Litigation. There is no litigation or proceeding pending or threatened against or relating to Public Company or its business. There is no factual basis, whether known or unknown, for any claim or action to be threatened or asserted against Public Company.

     1.8 Contracts, Agreements and Leases. Other than its agreement with its legal counsel and transfer agent, Public Company is not a party to any contracts, agreements, permits, licenses, plans, leases or similar arrangements. The obligations of Public Company owed to its legal counsel and transfer agent will be paid in full through closing by Public Company, without exception.

     1.9 Principal Shareholders. Public Company has previously provided to Company or its counsel a current list of its shareholders and as of the date of this Agreement and affirmatively states that no additional shares have been issued by the Board of Directors of Public Company, nor is issuance of such additional shares contemplated as of the date of this Agreement, other than as described herein. The shareholder list delivered to Company is accurate and complete as of the Closing Date herein.

     1.10 Authorization. Public Company has duly taken all corporate action necessary to authorize the execution and delivery of this Agreement, the consummation of the transactions evidenced hereby and the performance of its obligations hereunder.

     1.11 Enforceable Obligations. This Agreement is a legal and binding obligation of Public Company, enforceable in accordance with the terms hereof, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general equitable principles.

     1.12 No Conflicts or Consents. The execution and delivery by Public Company of this Agreement and the performance of its obligations have not conflicted and will not conflict with any provision of law, statute, rule or regulation or any judgment applicable to or binding upon Public Company, nor will it result in the creation of any lien, charge or encumbrance. No consent, approval, authorization or order of any court or governmental authority or third party has been or is required in connection with the execution and delivery by Public Company of this Agreement or the consummation of the transactions evidenced hereby. Neither the execution nor the consummation of this Agreement in accordance with the terms and conditions set forth herein has conflicted or will conflict with or constitute a default under or a breach or violation or grounds for termination of or an event which with the lapse of time or notice and the lapse of time could or would constitute a default under the Articles of Incorporation or bylaws of Public Company.

     1.13 Organization and Good Standing. Public Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all corporate powers required to carry on its business and enter into and carry out the transactions evidenced herein. Public Company is qualified to do business and is in good standing as a foreign corporation in all jurisdictions wherein the character of the properties owned or held by it or the nature of the business transacted makes such qualification necessary. As of the date hereof, Public Company does not have any subsidiaries or interests in any corporation, partnership, limited partnership or other business entity.

     1.14 Capitalization. Prior to execution of this Agreement, the shareholders of Public Company have adopted certain resolutions, including ratifying a forward split of the Public Company common stock and caused the applicable Article relevant to the Public Company capitalization included in the Articles of Incorporation of Public Company, to be amended. As a result of the adoption of these resolutions and amendments, the authorized capital stock of Public Company now consists of 20,000,000 shares of common stock, $.001 par value, of which 1,000,000 of such shares are issued and outstanding, all fully paid for and nonassessable, and 1,000,000 shares of preferred stock, no par value per share, for which no such shares are issued or otherwise outstanding. All references to the capitalization of Public Company in this Agreement reflect the changes so authorized by the Public Company shareholders.

     Public Company has no other outstanding rights, options, warrants, contracts, commitments or demands of any character which would require the issuance (or transfer out of treasury), by Public Company of any shares of its capital stock. All outstanding securities were issued in accordance with applicable federal and state securities laws or exemptions therefrom. The Public Company Prospectus was duly registered with the U.S. Securities and Exchange Commission ("SEC") and all applicable state securities departments (collectively referred to as "State Registrations"). All SEC and State Registrations complied with all applicable laws, rules and regulations. No claims or actions have been threatened or asserted arising out of, or concerning, the Prospectus, SEC Registrations, State Registrations or the sale of securities of Public Company.

     1.15 Filing of Reports. Public Company is presently current in the requirement to file all Form 10-QSB, 10-KSB and 8-K reports required to be filed pursuant to the Securities Exchange Act of 1934, as amended. Further, Public Company has filed all required reports of application of proceeds with all applicable state securities departments on the appropriate forms and will, prior to or at Closing, file the final Form SR with the SEC. All forms, filings and reports, including but not limited to the Prospectus, filed by Public Company with the SEC and each state securities department were complete and accurate and contained no material misstatements or omissions of a material fact.

     1.16 Tax Filings. Public Company has duly filed all federal, state, local and foreign tax reports and returns required to be filed by it and has duly paid all taxes and other charges due or claimed to be due from it by any federal, state, local or foreign tax authorities. Further, the reserve for taxes, if any, reflected in the balance sheet delivered hereunder is adequate and there are no tax liens upon any property or assets of Public Company. Further, no state of facts exists or has existed which would constitute grounds for the assessment of any tax liability. All deficiencies and assessments resulting from an examination of state, local, federal and foreign tax returns and reports have been paid. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any federal, state, local, or foreign tax return or report for any period. Public Company is not a "consenting corporation" within the meaning of Section 341(f)(1) of the Code.

     1.17 Compliance With Law. Public Company is in compliance with all laws, regulations and orders applicable to its business, including but not limited to, all applicable laws, rules and regulations of the U.S. Securities and Exchange Commission and all applicable state securities departments. Further, Public Company has not received any notification that it is in violation of any laws, regulations or orders and, to the best knowledge of management of Public Company, no such violations exist. Neither Public Company nor any employee or agent of Public Company has made any payment to any person which violates any statutes or law required to be disclosed under applicable disclosure policies of the Securities and Exchange Commission.

     1.18 Disclosure. No representations or warranties by Public Company in this Agreement and no statement contained in any document (including, without limitation, financial statements), certificate or other writing furnished or to be furnished by Public Company to Company or the Company Shareholder pursuant to the provisions hereof or in connection with the transactions contemplated hereby, contained or will contain any untrue statement of material facts or omits or will omit to state any material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. There are no facts known to Public Company which, either individually or in the aggregate, could or would materially and adversely affect or involve any substantial possibility of having a material and adverse effect on the condition (financial or otherwise), results of operations, assets, liabilities or business of Public Company.

     1.19  Officers' Certificates.  At closing, the President of
Public Company shall provide a Certificate, dated as of the closing date and certified by the Secretary of Public Company, to the effect that:

     (a) Public Company is not currently conducting, and has never been engaged in, any business other than set forth in its Prospectus.

     (b) Public Company has delivered audited financial statements dated, and for the fiscal year ended, April 30, 1996, together with all Notes thereto, prepared in reasonable detail in accordance with generally accepted accounting principles applied on a consistent basis, which financial statements contain a balance sheet dated April 30, 1996, and the following statements for the period then ended: a statement of operations, a statement of stockholders' equity, and a statement of cash flows. Further, Public Company has delivered, or will deliver upon request of Company, all books and records, as well as all required substantiating documentation, to Company, which are necessary to compile financial statements for periods subsequent to the date of, and the periods covered by, the most recent financial statements delivered hereunder. Further, Public Company has delivered, or otherwise made available, true and correct copies of the Articles of Incorporation and bylaws of Public Company, minutes of all meetings of its directors and shareholders, true and correct copies of all filings made in respect of Public Company's initial public offering and such other and further material as has been requested.

     (c) Since the date of the most recent financial statements delivered hereunder, Public Company has not (unless otherwise described herein):

     (1) Suffered any material and adverse change in its financial condition, working capital, assets, liabilities, reserves, business, operations or prospects;

     (2) Suffered any loss, damage, destruction or other casualty materially and adversely affecting any of its properties, assets or business (whether or not covered by insurance);

     (3) Borrowed or agreed to borrow any funds or incurred, or assumed or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability;

     (4) Paid, discharged or satisfied any claims, liabilities or obligations, other than in the ordinary course of its business;

     (5)  Permitted or allowed any of its property or assets
(real, personal or mixed, tangible or intangible) to be subjected to any mortgage, pledge, lien, security interest, encumbrance, restriction or charge of any kind;

     (6) Canceled any debts or waived any claims or rights of substantial value, or sold, transferred, or otherwise disposed of any of its properties or assets (real, personal or mixed, tangible or intangible);

     (7) Granted any increase in the compensation of directors, officers or employees (including any such increase pursuant to any bonus, pension, profit-sharing or other plan or commitment) or any increase in the compensation payable or to become payable to any director, officer or employee;

     (8) Made any capital expenditure or commitment other than in the normal course of its business or as disclosed herein;

     (9) Declared, paid or set aside for payment any dividend or other distribution in respect of its capital stock or, directly or indirectly, redeemed, purchased or otherwise acquired any shares of its capital stock or other securities, other than as required hereunder to consummate the transaction proposed herein;

     (10) Made any change in any method of accounting or accounting practice;

     (11) Paid, loaned or advanced any amount to, or sold, transferred or leased any properties or assets (real, personal or mixed, tangible or intangible) to, or entered into any agreement or arrangement with, any of its directors or officers or any affiliate or associate of any of its directors or officers;

     (12) Entered into any transaction, contract or commitment other than as described in the Public Company Prospectus, or as otherwise previously described to Company;

     (13) Been subject to any other event or condition of any character that has or might reasonably have a material and adverse effect upon the financial condition, business, assets or properties of Public Company;

     (14) Agreed, whether in writing or otherwise, to take any action described in this paragraph of the Agreement;

     (d) Between the date of the most recent financial statements delivered hereunder and the date of this Agreement, Public
Company has conducted its business in the same manner as conducted before the date of such financials and in accordance with the Public Company Business Plan described in its Prospectus.

     (e) There is not currently any employment or severance agreement to which Public Company was or is subject, or by which it was or is bound. Further, no such agreements will arise in the future as a result of acts which have occurred previous to, or concurrent with, the date hereof.

     (f) There is no litigation or proceeding pending or threatened against or relating to Public Company, or its business.

     (g) Public Company is not a party to any contract, agreement, permit, license, plan, lease or similar arrangement which will survive closing, other than its existing agreement with its transfer agent.

     (h) The execution and delivery by Public Company of this Agreement and the performance of its obligations have not conflicted and will not conflict with any provisions of law, statute, rule or regulation or any judgment applicable to or binding upon Public Company, nor will it result in the creation of any lien, charge or encumbrance. No consent, approval, authorization or order of any court or governmental authority or third party has been or is required in connection with the execution and delivery by Public Company of this Agreement or the consummation of the transactions evidenced hereby. Neither the execution nor the consummation of this Agreement in accordance with the terms and conditions set forth herein, has conflicted or will conflict with or constitute a default under or a breach or violation or grounds for termination of or an event which with the lapse of time or notice and the lapse of time could or would constitute a default under the Articles of Incorporation, as amended, or bylaws of Public Company.

     (i) Public Company is in compliance with all laws, regulations and orders applicable to its business. Further, Public Company has not received any notification that it is in violation of any laws, regulations or orders and no such violations exist. Neither Public Company, nor any employee or agent of Public Company, has made any payment to any person which violates any statutes or law required to be disclosed under applicable disclosure policies of the Securities and Exchange Commission.


                           ARTICLE II

                 REPRESENTATIONS AND WARRANTIES
             OF COMPANY AND THE COMPANY SHAREHOLDERS

     Company and the Company Shareholders represent and warrant to Public Company as follows:

     2.1 Organization and Good Standing. Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and has all corporate powers required to carry on its business. Company is qualified to do business and is in good standing as a foreign corporation in all jurisdictions wherein the character of its properties or the nature of its business makes such qualification necessary.

     2.2 Authorization. The Company Shareholders have duly taken all action necessary to authorize the execution and delivery of this Agreement and to authorize the consummation of the transactions evidenced hereby and the performance of their obligations and the obligations of Company hereunder.

     2.3 No Conflicts or Consents. The execution and delivery by the Company Shareholders of this Agreement and their performance of those obligations set forth herein have not conflicted and will not conflict with any provision of law, statute, rule or regulation or of any agreement or judgment applicable to or binding upon them or Company, or result in the creation of any lien, charge or encumbrance upon any of their assets or properties, or upon those of Company. No consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Company, or by the Company Shareholders, of this Agreement or the consummation of the transactions evidenced hereby. Neither the execution of this Agreement nor its consummation in accordance with its terms has conflicted or will conflict with or constitute a default under or breach or violation or grounds for termination of or an event which with the lapse of time or notice and the lapse of time would or could constitute a default under any note, indenture, mortgage, deed of trust or other agreement or instrument to which Company or the Company Shareholders are a party or by which either or all of them are bound.

     2.4 Enforceable Obligations. This Agreement is a legal and binding obligation of Company and the Company Shareholders, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditor's rights and general equitable principles.

     2.5 Capitalization. The authorized capital stock of Company consists of 1,000,000 shares of common stock, of which 300,000 are issued in outstanding and fully paid for and nonassessable. Company has no outstanding rights, options, warrants, contracts, commitments or demands of any character which would require the issuance (or transfer out of treasury), by Company of any shares of its capital stock. All outstanding securities were issued in accordance with applicable federal and state securities laws or exemptions therefrom.

     2.6 Financial Statements. Company shall deliver audited financial statements dated, and for the period ended, March 8, 1996, together with all notes thereto, prepared in reasonable detail in accordance with generally accepted accounting principles applied on a consistent basis, to Public Company on or before the Closing Date.

     2.7 Other Information and Inspections. Company has made available for inspection and copying all books and records of Company and has fully and completely furnished to Public Company such information as has been requested.

     2.8 Disclosure. No representations or warranties by Company or the Company Shareholders in this Agreement and no statement contained in any document, certificate or other writing furnished or to be furnished by Company or the Company Shareholders to Public Company pursuant to the provisions hereof, or in connection with the transaction contemplated hereby, contained or will contain any untrue statements of material facts or omits or will omit to state any material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. Unanimous consents of the Company Shareholders and directors were executed, to be effective on or before May 25, 1996. Under the respective consents, all transactions evidenced hereby obtained the requisite approval.

                           ARTICLE III

                 CLOSING AND EXCHANGE OF SHARES

    3.1 Terms of the Exchange. On the Closing Date, or such date as stated below:

    (a) On or before ten (10) days after the Closing Date, Public Company shall cause to be delivered to the Company

Shareholders, in an acceptable form, certificates for 5,200,000 (post-split) "restricted" shares (post forward split), of its $.001 par value voting common stock (the "Exchange Shares"), free and clear of all mortgages, pledges, claims, liens and other rights and encumbrances whatsoever, except as disclosed in 3.1(b), below. The Company Shareholders shall not be diluted as a result of any debt, lien, encumbrance, action or liability, or any cost or expense related thereto of Public Company, or any breach of any representation or warranty of Public Company contained herein ("Subsequent Liabilities"). Accordingly, in addition to any other remedy, either in law or in equity, the Company Shareholders shall be issued such additional shares of Common Stock of Public Company as may be required to off-set any such Subsequent Liabilities. The number of shares to be issued to the Company Shareholders shall be determined as follows: (i) in the event shares are sold by Public Company to pay or satisfy the Subsequent Liabilities, Public Company shall issue such number of shares as are necessary to maintain the same percentage of ownership by the Company Shareholders as they had before said issuance; or (ii) in the event Public Company does not issue additional shares to satisfy the Subsequent Liabilities, shares equal to the amount of the Subsequent Liabilities, with a market value at bid price, will be issued to the Company Shareholders.

    (b) The Exchange Shares shall not be subject to any preemptive rights, options or similar rights on the part of any shareholder or creditor of Public Company, or any other person whatever.

    (c) The Company Shareholders shall, in consideration for their receipt of the Exchange Shares, transfer and deliver to Public Company certificates representing all 300,000 of the issued and outstanding Company Shares owned by them. Public Company shall receive good and merchantable title to the Company Shares, which shall be transferred to Public Company free and clear of all liens, mortgages, pledges, claims or other rights or encumbrances whatever.

     3.2 Restrictions on Transfer. The Exchange Shares, when issued and delivered hereunder, will not be registered under the Securities Act of 1933, as amended, nor will the Company Shareholders be granted any registration rights under such Act as to such shares. The Company Shareholders shall execute and deliver to Public Company an investment letter satisfactory in form and substance to Public Company's counsel which states, among other things, that the Exchange Shares have been acquired for investment and with no present intent to make any resale, assignment, transfer or hypothecation of all or any part thereof and that the certificates representing the Exchange Shares will bear a restrictive legend which states in effect that such shares have not been registered under the Securities Act of 1933, as amended, and consequently may not be resold, assigned, transferred or hypothecated unless registered under such Act or, in the opinion of Public Company's counsel, an exemption from the registration requirements of such Act is available for any such transaction.

    3.3 Changes in Capitalization of Public Company. If, between the date of the most recent financial statements of Public Company delivered to Company and the Company Shareholders and the Closing Date, the outstanding shares of the capital stock of Public Company are found to have been increased, decreased, changed into or exchanged for a different number or kind of said shares or securities of Public Company through reorganization, reclassification, stock dividend stock split, reverse stock split or similar change in the capitalization of Public Company and such has not been disclosed to the Company Shareholders hereunder, Public Company, at the election of the Company Shareholders, shall issue and deliver to the Company Shareholders such number of Public Company shares as will reflect an equitable adjustment of the Public Company shares specified in Paragraph 1 of this Article III on account of any such increase, decrease, change or exchange. In the event of any such change in the capitalization of Public Company, all references to the shares herein shall refer to the number of Public Company shares as thus adjusted. However, it is specifically acknowledged, agreed and understood that the shareholders of Public Company have conditionally approved a proposal to undertake a "forward split" of the Public Company common stock, wherein 20 shares of common stock issued and outstanding will be exchanged for 1 share of common stock, as well as additional matters more specifically stated in that certain Proxy Statement, which is in progress and which will, when completed, be attached hereto and incorporated herein as Exhibit "B". The sole condition to the approval of the aforesaid forward stock split is the successful consummation of the transaction proposed herein. Public Company shall have no obligation to issue any additional shares to the Company Shareholders as described herein as a result of the aforesaid reverse stock split. As part of the Closing, Public Company will also amend the Articles of Incorporation to increase the authorized common stock to 20,000,000 shares, $.001 par value and to authorize the issuance of 1,000,00 shares of preferred stock, no par value.

    3.4 Closing Date/Effective Date. The Closing Date of the transactions contemplated hereby shall be May 25, 1996, or such later date as the parties may so choose thereafter. All representations of the parties hereto shall survive the closing and the representations and warranties shall be made as in effect on the Closing Date.

    The Effective Date shall be the date in which all of the certificates necessary to effectuate this transaction have been duly issued by the respective party and all other matters relevant to the closing of the transaction contemplated herein have been accomplished.

    3.5  Closing Documents.

     A. To Be Delivered by Public Company:

        (1) Certificates representing 5,200,000 shares of "restricted" common stock to the Company Shareholders;

        (2) Certified copy of minutes of shareholder and directors, authorizing this transaction;

        (3) Certificate of Good Standing;

        (4) Opinion of legal counsel acceptable to Company;

        (5) Certificate of President;

        (6) Resignation letters of Randel C. Sherwood  and
Suzanne Johnson as officers and directors, as applicable, along with the resignation letter of Kenneth L. Kisner as director.

        (7) Letter from present independent certified public accountant, resigning from said position and further indicating that the basis of their resignation does not arise from any changes in or disagreements with the management of Public Company on any issue of accounting practices or procedure.

    B.  To be delivered by Company or Company Shareholders:

        (1) Certificates representing 300,000 shares of Company, together with an assignment of said shares, separate from said
Certificates;

        (2) Certified copy of minutes of shareholders and directors of Company, authorizing this transaction;

        (3) Certificate of Good Standing;

        (4) Legal opinion of counsel, acceptable to Public
Company;

        (5) Certificate of President;

        (6) Investment letter from Company Shareholders relating to issuance of Public Company common stock relevant herein.

                            ARTICLE V

        COVENANTS OF COMPANY AND THE COMPANY SHAREHOLDERS

     Company and, insofar as they have the power to direct
Company by ownership of voting securities or otherwise, the Company Shareholders (Company and the Company Shareholders being collectively referred to below as the "Company Parties"), covenant and agree that, prior to the Effective Date:

     5.01 Effectuation of this Agreement. The Company Parties will use their best efforts to cause this Agreement to become effective, and all transactions herein contemplated to be consummated, in accordance with their terms, to obtain all required consents and authorizations of the Company Parties, to make all filings and give all notices to those regulatory authorities or other third parties which may be necessary or reasonably required in order to effect the transactions contemplated in this Agreement, and to comply with all federal and state securities laws and other laws as may be applicable to the contemplated transactions.

     5.02 Transactions. The Company Parties will carry on Company's business diligently and substantially in the same manner as heretofore conducted, and will not enter into any transactions which are not in the ordinary course of Company's business, or which would singly or in the aggregate be materially adverse to Company's business, prospects or financial condition, taken as a whole, or which had not been previously disclosed to Public Company.

     5.03  Conduct of Business. (a) The Company Parties will not
(i) permit or do or cause to be done anything which Company has represented in Article II not to have been done, except as otherwise permitted in this Agreement or consented to by Public Company in advance and in writing; (ii) make or permit any amendment to Company's Articles of Incorporation or bylaws; (iii) cause or permit to be declared or paid any dividend, stock split, combination (reverse split) or other recapitalization or distribution in respect of Company's common stock, nor cause or permit the issuance of any additional shares of Company's common stock; (iv) permit the increase of compensation of any type to any director or officer or other employee of Company; (v) to the best ability of the Company Parties, permit or do any act or omission to act the effect of which would be to breach or violate any contract or commitment to which Company is a party; (vi) to the best ability of the Company Parties, permit or cause the waiver of the provisions of any statute of limitations applicable to the levy or assessment of any federal, state, municipal or foreign taxes payable by Company; or (vii) organize any subsidiary of Company, or acquire or permit the acquisition of any equity interest in any other business or entity, with the exception of those proposed transactions presently in negotiations and disclosed herein in Exhibit "C".

     (b)  To the best of their ability, the Company Parties will:
(i) maintain Company's books, accounts, and records as now being maintained, on a consistent basis; (ii) maintain Company's properties in good repair; (iii) comply with and not violate any law, rule, regulation, or ordinance whatever applicable to Company or its business or any license or permit issued to Company; and (iv) take each and every step necessary to preserve the charter issued by the State of Florida, including timely filing of corporate reports and current payment of all taxes now and hereafter due and owing.

     5.04 Issuance of Additional Securities. Company shall not issue or permit the issuance of any common stock of Company or of any warrant, option or other right to subscribe for or acquire common stock or any other securities whatever of Company, nor shall any stock option or stock purchase plan, incentive stock option plan or similar plan be adopted whereby persons could acquire securities of Company, or any option or similar right to acquire such securities.

     5.05 Publicity and Filings. All press releases, shareholder communications, filings with the Securities and Exchange Commission or other governmental agency or body and other information and publicity generated by Company regarding the transactions contemplated in this Agreement shall be reviewed and approved by Public Company and its counsel before release or dissemination to the public or filing with any governmental agency or body whatever.

     5.06 Access. The Company Parties agree that they will allow Public Company's directors, officers, accountants, attorneys and other representatives full access, during normal business hours throughout the term or applicability of this Agreement, to all information whatever concerning Company's respective affairs, operations and properties as Public Company may reasonably request. All information provided shall be furnished strictly subject to the confidentiality provisions of this Agreement. The Company Parties may refuse to allow copies or abstracts to be made of any formula, design plans for machinery or equipment, or any plans or details as to manufacturing or chemical processes, and the like; provided that representatives of Public Company shall be allowed access to such things for inspection, in order to satisfy themselves that such things exist and are substantially as represented to Public Company.

     5.07 Stand-Still Agreement. Other than those potential acquisitions which have previously been disclosed to Public Company, the Company Parties agree not to solicit from any third party an offer or expression of interest in or with respect to any acquisition, combination or similar transaction involving Company, or substantially all of its assets or securities (whether outstanding or authorized but unissued) and further agree that they will promptly inform Public Company of the existence of any such unsolicited offer or expression of interest.

                           ARTICLE VI

                   COVENANTS OF PUBLIC COMPANY

     Public Company covenants and agrees that, prior to the Effective Date:

     6.01 Effectuation of this Agreement. Public Company will use its best efforts to cause this Agreement to become effective, and all transactions herein contemplated to be consummated, in accordance with their terms, to obtain all required consents and authorizations of third parties, to make all filings and give all notices to those regulatory authorities or other third parties which may be necessary or reasonably required in order to effect the transactions contemplated in this Agreement, and to comply with all federal and state securities laws and other laws as may be applicable to the contemplated transactions.

     6.02 Conduct. (a) Public Company will not (i) permit or do or cause to be done anything which Public Company has represented in Article I not to have been done, except as otherwise permitted in this Agreement, or consented to by Company in advance and in writing; (ii) make or permit any amendment to the Public Company Articles of Incorporation or bylaws, other than those matters included in Exhibit "B" hereto; (iii) cause or permit to be declared or paid any dividend, stock split, combination (reverse split) or other recapitalization or distribution in respect of Public Company's capital stock, other than as disclosed in the aforesaid Proxy documents; (iv) to Public Company's best ability, permit or cause the waiver of the provisions of any statute of limitations applicable to the levy or assessment of any federal, state, municipal or foreign taxes payable by Public Company.

     (b) To the best of its ability, Public Company will: (i) maintain its books, accounts and records as now being maintained, on a consistent basis; (ii) comply with and not violate any law, rule, regulation or ordinance whatsoever applicable to Public Company; and (iii) take each and every step necessary to preserve the charter issued by the State of Nevada, including timely filing of corporate reports and current payment of all taxes now and hereafter due and owing.

     6.03 Access. Public Company agrees that it will allow Company's directors, officers, accountants, attorneys and other representatives full access, during normal business hours throughout the term or applicability of this Agreement, to all information whatever concerning its affairs as the Company Parties may reasonably request. All information provided shall be furnished strictly subject to the confidentiality provisions of this Agreement.

                           ARTICLE VII

                       GENERAL PROVISIONS

     7.1 Further Assurances. At any time and from time to time after the date of this Agreement, each and every party hereto shall execute such additional instruments and take such other and further action as may be reasonably requested by any other party to carry out the intent and purpose of this Agreement.

     7.2 Waiver. Any failure on the part of any party hereunder to comply with any of their obligations, agreements or conditions may be waived in writing by the party to whom such compliance is owed; however, waiver on one occasion does not operate to effectuate a waiver on any other occasion.

     7.3 Brokers. Each party represents to every other party that no brokers or finders have acted for it in connection with this Agreement and that no obligations of Public Company, Company and the Company Shareholders need to be satisfied as of the date of this Agreement.

     7.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid, first class, registered or certified mail, return receipt requested, as first set forth above; and for the Company Shareholders as set forth under their names on Exhibit A.

     7.5 Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation or communication, whether oral or written, between the parties and relating to the transactions evidenced hereby or the subject matter hereof.

     7.6 Headings. The article and paragraph headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     7.7 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada.

     7.8 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.9 No Oral Modification. This Agreement may be amended solely in writing, and only after the mutual agreement of the parties affected hereby.

     7.10 Survival of Representations, Warranties and Covenants.
The representations, warranties, covenants and agreements contained herein shall survive the date and execution of this Agreement.

     7.11 Legal Counsel; Expenses. The parties hereby acknowledge that they have had an opportunity to obtain legal counsel for Company, that Gianesin & Associates, Bryan A.
Gianesin, Esq., has acted as counsel for Public Company and that the Company Shareholders have consulted independent legal counsel in respect of all matters leading to, and including, the transactions evidenced hereby.

     7.12 Simultaneous Closing. Public Company and the Company Parties specifically acknowledge and represent that the closing hereunder was, in effect, simultaneously completed with Public Company and the Company Parties on the date of this Agreement.


     IN WITNESS THEREOF, the parties hereto have caused this Agreement to be executed on the date and year first above written.

SOLUTIONS INCORPORATED, a Nevada
corporation ("PUBLIC COMPANY")

Randel C. Sherwood

Randel C. Sherwood, President

PUBLIC COMPANY
Attest:

Suzanne R. Johnson

Suzanne R. Johnson, Secretary


SUARRO COMMUNICATIONS, INC., a
Texas corporation ("COMPANY")

Michael D. McAuliffe

Michael D. McAuliffe, President

COMPANY
Attest:

Christian E. Zenner

Christian E. Zenner, Secretary



COMPANY SHAREHOLDERS:

Michael D. McAuliffe

Michael D. McAuliffe


Christian E. Zenner

Christian E. Zenner

                            EXHIBIT A

                      COMPANY SHAREHOLDERS

Name and Address  # of Company Shares  # of Public Company Shares
________________  ___________________  __________________________
Michael D. McAuliffe       150,000            2,600,000
1635 NE Loop 410, #900
San Antonio, TX 78209

Christian E. Zenner        150,000            2,600,000
2630 Fountainview #300
Houston, TX 77057


                            EXHIBIT B

             NOTICE OF SPECIAL SHAREHOLDER MEETING,

                    PROXY AND PROXY STATEMENT

                            EXHIBIT C

              LIST OF PENDING CONTRACTS OF COMPANY

     No such contracts exist.

                           EXHIBIT  B
                           (to Proxy)






















                                        DISSENTER'S RIGHTS AND
                                        OBLIGATIONS UNDER NEVADA
                                        BUSINESS ASSOCIATIONS ACT
                                        (Revised 1995)

               DISSENTER'S RIGHTS AND OBLIGATIONS
             UNDER NEVADA BUSINESS ASSOCIATIONS ACT
                         (Revised 1995)



92A.420.  Prerequisites to demand for payment for shares.

     1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholder's meeting, a stockholder who wishes to assert dissenter's rights:

        (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
        (b) Must not vote his shares in favor of the proposed action.

     2. A stockholder who does not satisfy the requirements of subsection 1 is not entitled to payment for his shares under this chapter. (1995, ch. 586, Sec. 51,p.2089.)

92A.440.  Demand for payment and deposit of certificates;
          retention of rights of stockholder.

     1.  A stockholder to whom a dissenter's notice is sent must:

        (a) Demand payment;
        (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and
        (c) Deposit his certificates, if any, in accordance with the terms of the notice.

     2. The stockholder who demands payment and deposits his certificates, if any, retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

     3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter. (1995, ch. 586, Sec. 53, p.2090.)

92A.460.  Payment for shares:  General requirements.

     1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

        (a) Of the county where the corporation's registered office is located; or
        (b) At the election of any dissenter residing or having registered office int his state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

     2.  The payment must be accompanied by:

         (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholder's equity for that year and the latest available interim financial statements, if any;
         (b) A statement of the subject corporation's estimate of the fair value of the shares;
         (c) An explanation of how the interest was calculated;
         (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and
         (e) A copy of NRS 92A.300 to 92A.500, inclusive. (1995, ch. 586, Sec. 55, p. 2090.)

92A.480. Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.

     1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

     2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares. (1995, ch. 586, Sec. 57, p. 2091.)

                     SOLUTIONS, INCORPORATED


                      FINANCIAL STATEMENTS

                              with

                  Independent Auditors' Report

            For the Fiscal Year Ended April 30, 1996
         and For the Period August 18, 1988 (Inception)
                     through April 30, 1996

                     SOLUTIONS, INCORPORATED


                        TABLE OF CONTENTS

                                                             Page

     Independent Auditors' Report                              6

     Financial Statements

          Balance Sheet                                        7

          Statement of Operations                              8

          Statement of Cash Flows                              9

          Statement of Shareholder's Equity                   10

          Notes to the Financial Statements                11-12

                 Kish, Leake & Associates, P.C.
                  Certified Public Accountants
              7901 East Belleview Avenue, Suite 220
                   Englewood, Colorado   80111
                         (303) 779-5006



                  Independent Auditor's Report


We have audited the accompanying balance sheet of Solution, Incorporated, (a Developmental Stage Company), as of April 30, 1996, and the related statements of income, shareholders' equity, and cash flows for the fiscal years ended April 30, 1996 and 1995, and period August 18, 1988 (Inception) through April 30, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Solutions, Incorporated at April 30, 1996 and the results of its operations and its cash flows for the fiscal years ended April 30, 1996 and 1995 and the period August 18, 1988 (Inception) through April 30, 1996 in conformity with generally accepted accounting principles.


Kish, Leake & Associates, P.C.

Kish, Leake & Associates, P.C.
Certified Public Accountants
Englewood, Colorado
June 1, 1996

Solutions, Incorporated
(A Development Stage Company)
Balance Sheet
_______________________________________________________________
                                                         April
                                     NOTES              30, 1996
                                     _____              ________
ASSETS                                                  $      0


LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES                                             $      0

SHAREHOLDERS' EQUITY                     1,2
Common Stock, Par Value
$.001 Per Share; Authorized
1,000,000 Shares; Issued
And Outstanding 50,000 Shares                                50

Capital Paid In Excess Of
Par Value Of Common Stock                                 2,232

Deficit Accumulated During
The Development Stage                                    (2,282)

TOTAL SHAREHOLDERS' EQUITY                                    0

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY                                    $     0

          The Accompanying Notes Are An Integral Part Of These
Financial Statements.

Solutions, Incorporated
(A Development Stage Company)
Statement Of Operations
________________________________________________________________
                                                       August
                                                      18, 1988
                                                     (Inception)
                                                      Through
                                   April     April     April
                         NOTES    30, 1996  30, 1994  30, 1996
                         _____    ________  ________  ________

Revenue                           $      0  $      0  $      0

Expenses                             1,782         0    $2,282

Net (Loss)                         ($1,782)       $0   ($2,282)

Net (Loss) Per
 Common Share              1        ($0.04)    $0.00    ($0.05)

Common Shares
 Outstanding      *        2        50,000    50,000    50,000

          *Takes In Account Stock Split In August 1994

          The Accompanying Notes Are An Integral Part Of These
Financial Statements.

Solutions, Incorporated
(A Development Stage Company)
Statement Of Cash Flows
_______________________________________________________________
                                                       August
                                                      18, 1988
                                                     (Inception)
                                                      Through
                                   April     April     April
                         NOTES    30, 1996  30, 1995  30, 1996
                         _____    ________  ________  ________
Net (Loss) Accumulated
 During The Development Stage     ($1,782)  $      0  ($2,282)
Services Provided in Exchange
 For Stock                               0         0      500
Expenses Paid By Shareholder
 For the Company                     1,782         0    1,782

Cash Flows From Operations               0         0        0

Cash Flows From Investing                0         0        0

Cash Flows From Financing                0         0        0


Net Increase In Cash                     0         0        0
Cash At Beginning Of Period              0         0        0

Cash At End Of Period              $     0   $     0   $    0





Summary Of Non-Cash Investing And Financing Activities:
                                                        $500

          The Accompanying Notes Are An Integral Part Of These
Financial Statements.

Solutions, Incorporated
(A Development Stage Company)
Statement Of Shareholders' Equity
_______________________________________________________________________________
                                                Capital Paid  Deficit
                                                In Excess of Accumulated
                               Number Of           Par Value During The
                                 Common    Common   Common   Development
                       Notes     Shares    Stock     Stock     Stage     Total
                       _____     ______    ______    ______    ______   ______
Balance At
 August 18, 1988                      0        0         0         0        0

Issuance Of
 Common Stock:          1,2
August 18, 1988 -
 Services At $.01
 Per Share               *       50,000    $  50     $  450              $ 500

Net (Loss)                                                       (500)    (500)
                                _______    ______    ______     ______  _______
Balance At April 30,
 1988, 1989, 1990, 1991,
 1992, 1993, & 1994              50,000    $  50    $  450      ($500) $    0

April 30, 1996
 Activity                                             1,782              1,782

Net (Loss)                                                      (1,782) (1,782)
                                _______    _____     ______     ______  _______
Balance at
 April 30, 1996                  50,000    $ 50      $2,232    ($2,282) $    0

          *Takes In Account Stock Split in August 1994
          The Accompanying Notes Are An Integral Part Of These Financial Statements.

Solutions, Incorporated
(A Development Stage Company)
Notes to Financial Statements
For The Years Ended April 30, 1996 and 1995

Note 1 - Organization and Summary of Significant Accounting Policies

Organization:

On August 18, 1988, Solutions, Incorporated (the Company) was incorporated under the laws of Nevada, to engage in selected mergers and acquisitions.

Developmental Stage:

The Company is currently in the developmental stage and has no significant operations to date.

Statement of cash flows:

For the purposes of the statement of cash flows, the company considers demand deposits and highly liquid-debt instruments purchased with a maturity of three months or less to be cash equivalents.

Cash paid for interest in fiscal year ended April 30, 1996 and 1995 was $-0-. Cash paid for income taxes in fiscal year ended April 30, 1996 and 1995 was -0-.

Net (Loss) Per Common Share:

The net loss per common share is computed by dividing the net loss for the period by the number of shares outstanding at April 30, 1996 and April 30, 1995.


Note 2 - Capital Stock and Capital in Excess of Par Value

Common stock:

The Company initially authorized 1,000,000 shares of $.001 par value common stock.

On August 18, 1988, the Company issued 500,000 shares of common stock for services valued at $.001 per share. In August of 1994 the shareholders of the Company adopted a 1 for 10 reverse stock split. No dividends have been declared through April 30, 1996.

Solutions, Incorporated
(A Development Stage Company)
Notes to Financial Statements
For The Years Ended April 30, 1996 and 1995


Note 3 - Related Party Events

The Company maintains its principal offices in space provided by its legal council on a rent free basis. The office is located at 6 Venture
- - Suite 207, Irvine, California 92718.


Note 4 - Income Taxes

At April 30, 1996, the Company has net operating loss carryforwards available for financial statement and Federal income tax purposes of approximately $2,300 which, if not used, will expire in varying amounts during the years 2003 and 2011.

The Company follows Financial Accounting Standards Board Statement No. 109, Accounting for Income Taxes (SFAS #109), which requires, among other things, an asset and liability approach to calculating deferred income taxes. As of April 30, 1996, the Company has a deferred tax asset of $460 primarily for its net operating loss carryforward which has been fully reserved through a valuation allowance. The change in the valuation allowance for 1996 is $360.

R. E. Bassie & Co.
Certified Public Accountants

                    7100 Regency Square Blvd., Suite 135
                    Houston, Texas  77036-3208
                    Tel: (713) 266-0691 Fax: (713) 266-0692


                    Independent Auditors' Report

The Board of Directors
Suarro Communications, Inc.:

We have audited the financial statements of Suarro Communications, Inc. (a Development Stage Company) as listed in the accompanying index. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Suarro Communications, Inc. as of March 15, 1996, and the results of its operations and its cash flows for the period from March 1, 1996 (date of inception) to March 15, 1996, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in
Note 5 to the financial statements, the Company is a newly organized development stage corporation with limited capital. Successful development and marketing of the Company's products and the procurement of additional financing is necessary for the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




May 17, 1996

                     SUARRO COMMUNICATIONS, INC.

                            Balance Sheet
                    (A Development Stage Company)

                           March 15, 1996




                               Assets


Cash                                                    $  1,870


Proprietary telecommunication and
     Internet costs (note 2)                             349,382

               Total assets                              351,252


                        Stockholders' Equity


Stockholders' equity (notes 2 and 3):
      Common stock, no par value.
      Authorized 1,000,000 shares;
      issued and outstanding 300,000 shares              351,252

      Deficit accumulated during the development stage         0
                                                        ________



Commitments and contingencies (notes 3, 4 and 5)         351,252
                                                        ________


     Total stockholder's equity                         $351,252


See accompanying notes to financial statement.

                     SUARRO COMMUNICATIONS, INC.

                       Statement of Operations
                    (A Development Stage Company)
                  For the period from March 1, 1996
                (date of inception) to March 15, 1996






Revenue                                                 $      0



Expenses                                                       0
                                                        ________



         Net earnings                                   $      0
                                                        ________



Earnings per common share                               $      0

See accompanying note to financial statements.

                     SUARRO COMMUNICATIONS, INC.

                  Statement of Stockholders' Equity
                    (A Development Stage Company)

                  For the period from March 1, 1996
                (date of inception) to March 15, 1996





                                         Deficit
                                       Accumulated
                                        during the       Total
                              Common    Development   Stockholders'
                               Stock      Stage          Equity
                            __________  ___________   _____________
Balance, March 1, 1996      $  351,252   $         0   $    351,252



     Net earnings                    0             0              0
                            __________   ___________   ____________

Balance, March 15, 1996     $  351,252   $         0   $    351,252

See accompanying notes to financial

                     SUARRO COMMUNICATIONS, INC.

                       Statement of Cash Flows
                    (A Development Stage Company)
                  For the period from March 1, 1996
                (date of inception) to March 15, 1996





Cash flows from operating activities:
     Deficit accumulated during the development state     $    0

                                                          ______
                Net cash provided by operating activities      0
                                                          ______


Cash flows from investing activities                           0


Cash flows from financing activities                           0
                                                          ______

                Net increase in cash                           0


Cash March 1, 1996                                         1,870
                                                          ______
Cash March 15, 1996                                        1,870
                                                         _______



Supplemental
    Noncash investing and financing                            0
                                                         -------

See accompanying notes to financial statements.

                               Pro Forma Combined Balance Sheet


        The following pro forma combined balance sheet presents, under the "pooling of interest" method of accounting, the balance sheet of Solutions, Incorporated as of April 30,
1996, combined with the balance sheet of Suarro Communications, Inc. as of March 15, 1996.

                                    SOLUTIONS, INCORPORATED
                                 (A Development Stage Company)
                               PRO FORMA COMBINED BALANCE SHEET
                                        April 30, 1996
                                                     Suarro
                                   Solutions,     Communications   Adjustments
                                 Incorporated         Inc.           (a) (b)     Pro Forma
                                 ____________     ______________   ___________   _________
Cash                             $          0     $        1,870   $         0   $   1,870
Proprietary telecommunication               0            349,382             0     349,382
    and Internet Costs           ____________     ______________   ___________   _________

            Total Assets                    0            351,252             0     351,252

Liabilities                                 0                  0             0           0

            Total Liabilities               0                  0             0           0

Stockholders' equity:
Preferred Stock                             0                  0             0           0
Common stock                               50            351,252      (345,102)      6,200
Additional paid-in capital              2,232                  0       345,102     347,334
Deficit accumulated during the         (2,282)                 0             0      (2,282)
   development stage             ____________     ______________   ___________   _________

        Total stockholders' equity          0            351,252             0     351,252
                                 ____________     ______________   ___________   _________
        Total liabilities and
        stockholders' equity     $          0     $      351,252   $         0   $ 351,252

Notes to Pro Forma Combined Financial Statements

(a)  Solutions, Incorporated amended its articles of incorporation in May 1996 to increase its authorized stock to 20,000,000 shares.  Solution, Incorporated will have a twenty-
     to-one stock split resulting in an increase of its outstanding shares from 50,000 to
     1,000,000.

(b)  Solutions, Incorporated will issue 5,2000,000 shares of common stock in exchange for the
     300,000 outstanding shares of Suarro Communications, Inc.  The transaction will be accounted for using the "pooling of interest" method of accounting.

                          Pro Forma Combined Statements of Operations

The following pro forma combined statements of operations presents, under the "pooling of interest" method of accounting, the statement of operations of Solutions, Incorporated for the year ended April 30, 1996, combined with the statement of operations of Suarro
Communications, Inc. for the period from March 1, 1996 (date of inception) to March 15, 1996.

                                    SOLUTIONS, INCORPORATED
                                 (A Development Stage Company)
                          PRO FORMA COMBINED STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED April 30, 1996
                                                     Suarro
                                   Solutions,     Communications   Adjustments
                                 Incorporated         Inc.                       Pro Forma
                                 ____________     ______________   ___________   _________
Sales and revenue                $          0     $            0   $         0   $       0

Costs and Expenses:
   Cost of sales                            0                  0             0           0
   Selling, general and
      administrative                        0                  0             0           0
   Research and development             1,782                  0             0       1,782
   Other expense                            0                  0             0           0
                                 ____________     ______________   ___________   _________
Net loss before income taxes           (1,782)                 0             0      (1,782)
Income taxes                                0                  0             0           0

Net loss                         $     (1,782)    $            0   $         0   $  (1,782)

Net loss per common share        $    (0.0003)(a) $            0   $         0   $ (0.0003)

Notes to Pro Forma Combined Financial Statements

(a)   Based on Solution, Incorporated average shares outstanding of 1,000,000 and issuance of
5,200,000 shares to acquire Suarro Communications, Inc.

                     SUARRO COMMUNICATIONS, INC.
                    (A Development Stage Company)


                    Notes to Financial Statements


(1)   Organization

Suarro Communications, Inc. (the Company) was incorporated on March 1, 1996 under the laws of the State of Texas. The Company was formed as a consolidation vehicle for the purpose of delivering cost effective national on-line business services and products through the Internet.

The Company acquired proprietary telecommunication products developed for the Internet from the two common stock shareholders. The Company is in the process of initiating the marketing of its first product, Annual Reports On-Line, as well as other Internet related products. To date there have been no sales orders.

(2)   Proprietary Telecommunication and Internet Costs

The costs of developing the proprietary telecommunication and Internet products were incurred prior to incorporation of the Company. Material and contract services totaling $141,382 were paid by two individuals or their wholly-owned company. In addition, the shareholders valued their personal time in producing the technology at $208,000. Upon incorporation, the Company recorded as an asset, $349,382 of purchased proprietary telecommunication and Internet costs acquired from the two individuals by issuing 300,000 shares of common stock.

The cost of proprietary telecommunication and Internet costs will be amortized on a straight-line basis over the estimated economic lives of the respective products.

(3)   Development Stage Operations

The Company is currently in the developmental stage and has no significant operations to date.

(4)   Preferred Stock

On March 8, 1996, the Company issued 500 shares of preferred stock for $50,000. In addition, the Company had a commitment from the preferred shareholder to purchase an additional $450,000 shares of preferred stock. On March 15, 1996, the Company returned the $50,000 received for the preferred stock and canceled the preferred stock. The commitment by the preferred stockholder to purchase an additional $450,000 of preferred stock was also canceled.

                     SUARRO COMMUNICATIONS, INC.
                    (A Development Stage Company)


                    Notes to Financial Statements




(5)   Going Concern

The Company is a newly organized development stage corporation that has not commenced operations as of March 15, 1996; therefore, it has not incurred a profit or a loss. This factor, together with its limited capital, among others, indicate that the Company may be unable to continue its operations without successful development and marketing of the Company's products and the procurement of additional financing.

The accompanying financial statements have been prepared on the assumption that the Company will continue in business, which contemplates the realization of assets through continuing operations. No adjustments have been made to reflect potentially lower realizable value of assets should the Company be unable to continue its operations, as the outcome of the above matter is not currently determinable.